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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2014 through August 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Short Term
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    STABX
                        Class C    PSHCX
                        Class C2   STIIX
                        Class K    STIKX
                        Class Y    PSHYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          79

Notes to Financial Statements                                                 88

Report of Independent Registered Public Accounting Firm                       97

Trustees, Officers and Service Providers                                      99

                      Pioneer Short Term Income Fund | Annual Report | 8/31/15 1

President's Letter

Dear Shareowner,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Short Term Income Fund | Annual Report | 8/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/15 3

Portfolio Management Discussion | 8/31/15

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance during the 12-month period ended August 31, 2015. Mr. Schlanger, a vice president and portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment Grade, senior vice president and a portfolio manager at Pioneer, are responsible for the day-today management of the Fund.

Q    How did the Fund perform during the 12-month period ended August 31, 2015?

A Pioneer Short Term Income Fund's Class A shares returned 0.74% at net asset value during the 12-month period ended August 31, 2015, while the Fund's benchmark, the Barclays One- to Three-Year Government/Credit Index (the Barclays Index), returned 0.81%. During the same period, the average return of the 304 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 0.21%, and the average return of the 559 mutual funds in Morningstar's Short-Term Bond Funds category was 0.17%.

Q Can you describe the market environment for fixed-income investors during the 12-month period ended August 31, 2015?

A Entering the period, conditions were highly favorable with respect to sentiment in the credit-sensitive markets, as strong gross domestic product
     (GDP) numbers for the third quarter of 2014 confirmed that the U.S. economic rebound had gained significant traction. At the same time, with inflation remaining subdued, the Federal Reserve System (the Fed) displayed little urgency with respect to initiating an interest-rate tightening cycle, despite an upward trend in employment indicators. The continued environment of extraordinarily low interest rates fueled a search for yield among investors that further supported the credit-sensitive sectors. That said, there continued to be increasing geopolitical uncertainty with respect to Eastern Europe and the Middle East, and concerns about outright deflationary conditions possibly hitting the economies of Europe and Japan. The natural result of those developments was a preference for U.S. dollar-denominated assets in investor portfolios, which led to further declines in longer-term U.S. interest rates.

     About midway through the period, the market's focus turned increasingly to the acceleration of an already downward trend in crude oil prices that had begun around mid-2014 (West Texas crude had peaked at $112 per barrel in June 2014). While beneficial to U.S. consumers and a variety of industries, the decline in oil prices had a severe impact on the fiscal outlook

4 Pioneer Short Term Income Fund | Annual Report | 8/31/15 for a number of countries, notably Russia, adding to already heightened geopolitical concerns. Weak energy prices combined with the backdrop of slow economic growth outside the U.S. resulted in greater levels of risk-aversion among market participants, leading to a downturn in performance for credit-oriented sectors of the bond market.

     Throughout the period, export-focused U.S. firms experienced the effects of both weakened overseas demand and a strong U.S. dollar. However, U.S. economic growth remained reasonably strong, despite a soft GDP report in the first quarter of 2015, which likely was influenced by severe winter weather in the Continental U.S. Domestic economic growth was driven by positive trends in employment and household formation, and improved consumer balance sheets. Despite increased labor demand, upward pressure on wages remained modest, helping to keep inflation below the Fed's target.

     The latter part of the period featured growing concerns over slowing economic growth rates in China, and the slower growth's implications for the global economy, particularly those emerging markets nations that are reliant on commodity exports. In August, the Chinese government opted to devalue the yuan (the nation's currency), and that sparked market fears of a global currency war driven by countries with export-focused economies seeking to defend their markets.

     While longer-term interest rates continued to ease during the period, short-term interest rates rose over the full 12 months ended August 31, 2015. To illustrate, the two-year Treasury yield rose by 25 basis points
     (bps), from 0.49% to 0.74%, but the five-year Treasury yield declined by 8 bps, 1.63% to 1.55%, while the 10-year Treasury yield declined by 13 bps, from 2.35% to 2.22%.

     The performance of credit-sensitive sectors relative to Treasuries was mostly negative during the 12-month period as investors reacted to the geopolitical uncertainties and the precipitous drop in oil prices. In addition, recent calendar quarters have seen some investors positioning their portfolios to protect against the potential negative market fallout once the Fed begins a rate-hiking cycle.

Q Can you review your principal strategies in managing the Fund's portfolio during the 12-month period ended August 31, 2015, and discuss how those strategies affected the Fund's performance?

A The Fund's slight underperformance relative to the benchmark during the 12-month period was attributable to the portfolio's positioning along the yield curve. We maintained a low overall duration (and corresponding interest-rate sensitivity) in the Fund's portfolio throughout the period, in anticipation of a rising-rate environment. (Duration is a measure of the

                      Pioneer Short Term Income Fund | Annual Report | 8/31/15 5 sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) This was the correct positioning with regard to the price performance of the Fund's holdings, as yields on the short end of the curve rose even as they declined on bonds with maturities of more than five years. However, the shorter-maturity holdings in the portfolio generated less income for the Fund, which was a negative factor with regard to benchmark-relative returns and outweighed the benefits of the portfolio's having less interest-rate sensitivity than the Barclays Index. The Fund's overall duration as of August 31, 2015, was 0.84 years, while the Barclays Index's duration was 1.88 years.

     Our allocation of the portfolio's holdings across the fixed-income sectors was the largest positive contributor to the Fund's benchmark-relative performance during the period. Throughout the 12 months, the portfolio had minimal exposure to U.S. Treasury issues, reflecting our view that Treasuries were not attractively valued compared with other areas of the fixed-income market. The decision to downplay Treasuries in the portfolio helped the Fund's returns relative to the Barclays Index benchmark, as several of the more credit-sensitive sectors outperformed Treasuries over full the 12-month period.

     With respect to certain asset classes, the largest contributors to the Fund's benchmark-relative performance came from allocations to sectors that are not part of the Barclays Index. In particular, the Fund's allocation to asset-backed securities (ABS), such as those backed by home equity loans, auto loans and credit card receivables, made a strong contribution to relative returns. The Fund's overweight in ABS has benefited from strengthened credit sentiment in the wake of improving economic conditions and healthier consumer balance sheets. However, we have been minimizing the Fund's exposure to the subprime auto loan sector within the ABS asset class, based on concerns over deteriorating underwriting standards.

     The portfolio's exposure to event-linked, or "catastrophe (CAT)" bonds, which are used by insurers to spread-out the risk of having to pay claims related to major disasters such as floods and earthquakes, also aided the Fund's relative performance as investors were attracted to CAT bonds' yields as well as their lack of correlation to traditional credit risk. In addition, the period saw little in the way of natural disasters and associated claims pay outs by insurers. Finally, the Fund's holdings of commercial mortgage-backed securities performed well during the period as valuations for commercial properties were supported by an improved consumer backdrop. In particular, pricing power and valuations for multi-family apartment buildings have benefited from limited supply and high demand.

6 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the 12-month period ended August 31, 2015?

A The Fund's yield remained stable during the 12-month period. As noted previously, our decision to emphasize holdings of bonds with shorter maturities in order to minimize portfolio exposure to any future interest-rate increases acted as a constraint on the Fund's income generation during the period. However, our focus on owning non-Treasury issues in the portfolio, including some out-of-benchmark positions in the credit-sensitive sectors, added to the Fund's income.

Q What role did derivatives play in the Fund's investment process and results?

A We did not invest the Fund's portfolio in any derivative securities during the 12-month period.

Q    What is your assessment of the current climate for fixed-income investing?

A The U.S. economic backdrop continues to be supportive of credit market fundamentals. Consumers have been largely successful in deleveraging their balance sheets and are now being supported by lower energy costs and an improved labor market. With interest rates remaining at such low levels, we believe it would not be surprising to see the housing sector begin to contribute to economic growth. Moreover, state and local governments are gradually returning to more historically normal levels of hiring. On balance, while the Fed is no doubt closely monitoring events that have the potential to disrupt financial markets and global economic growth, such as China's recent currency devaluation, we believe it is prudent for investors to be prepared for a hike in the benchmark Federal funds rate in the not-too-distant future.

     However, we continue to expect the Fed to carefully factor in market reactions as it begins to raise rates. The last thing the Fed wants to do is trigger a reversal in sentiment that sends long-term interest rates sharply higher and undermines the hard-fought gains of the last few years. In our view, this suggests an incremental approach to Fed policy tightening that should not be overly disruptive to credit-oriented sectors, although episodes of volatility are likely. Indeed, Treasuries are traditionally the area of the bond market most directly affected when rates rise, and the Fund remains very underweight in Treasuries versus the Barclays Index benchmark.

     As the final few months of 2015 approach, there remains a lot of room for interest rates to rise from current levels. As a result, we are comfortable with maintaining an overall portfolio duration and interest-rate sensitivity that is

                      Pioneer Short Term Income Fund | Annual Report | 8/31/15 7 below that of the benchmark. We are maintaining a significant portion of Fund's holdings in floating-rate securities as a measure of protection in the event the Fed boosts short-term rates sooner than current market forecasts.

     We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the Fund through individual security selection. As always, our goal is to seek to provide a high level of current income for our shareholders, while limiting the impact of interest-rate changes on the Fund's share price.

Please refer to the Schedule of Investments on pages 19-78 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/15

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/15 9

Portfolio Summary | 8/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        35.6%
U.S. Corporate Bonds                                                       22.9%
Asset Backed Securities                                                    14.4%
International Corporate Bonds                                               9.6%
U.S. Government Securities                                                  8.8%
Senior Secured Loans                                                        7.8%
Municipal Bonds                                                             0.6%
Temporary Cash Investments                                                  0.3%

* Includes investments in Insurance Linked Securities totaling 5.2% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. U.S. Treasury Notes, 0.5%, 7/31/16                                     3.35%
--------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 0.625%, 6/30/17                                   1.26
--------------------------------------------------------------------------------
 3. Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)                        0.53
--------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 0.875%, 1/15/18                                   0.42
--------------------------------------------------------------------------------
 5. Government National Mortgage Association REMICS, 2.0%, 1/16/46         0.40
--------------------------------------------------------------------------------
 6. Government National Mortgage Association REMICS, 4.0%, 9/20/37         0.37
--------------------------------------------------------------------------------
 7. Raymond James Financial, Inc., 4.25%, 4/15/16                          0.36
--------------------------------------------------------------------------------
 8. The Goldman Sachs Group, Inc., 1.6%, 11/23/15                          0.36
--------------------------------------------------------------------------------
 9. CSMC Series 2014-ICE, Floating Rate Note, 4/15/27 (144A)               0.33
--------------------------------------------------------------------------------
10. COMM 2014-TWC Mortgage Trust, Floating Rate Note, 2/13/32 (144A)       0.31
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Prices and Distributions | 8/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         8/31/15                        8/31/14
--------------------------------------------------------------------------------
            A                            $9.57                          $9.66
--------------------------------------------------------------------------------
            C                            $9.55                          $9.65
--------------------------------------------------------------------------------
            C2                           $9.56                          $9.65
--------------------------------------------------------------------------------
            Y                            $9.55                          $9.64
--------------------------------------------------------------------------------
          Class                         8/31/15                        12/1/14*
--------------------------------------------------------------------------------
            K                            $9.58                          $9.65
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-8/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net
                          Investment           Short-Term         Long-Term
          Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
            A               $0.1612               $--                 $--
--------------------------------------------------------------------------------
            C               $0.1385               $--                 $--
--------------------------------------------------------------------------------
            C2              $0.1391               $--                 $--
--------------------------------------------------------------------------------
            K               $0.1501               $--                 $--
--------------------------------------------------------------------------------
            Y               $0.1828               $--                 $--
--------------------------------------------------------------------------------

The Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

*    Share class commenced operations on December 1, 2014.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 11

Performance Update | 8/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                       Barclays
                                       One- to
              Net         Public       Three-Year
              Asset       Offering     Government
              Value       Price        Credit
Period        (NAV)       (POP)        Index
--------------------------------------------------------------------------------
10 Years      2.99%        2.73%       2.79%
5 Years       1.94         1.42        1.03
1 Year        0.74        -1.80        0.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
        Gross
--------------------------------------------------------------------------------
        0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Short-Term        Barclays One- to Three-Year
         Income Fund               Government/Credit Index
8/05     $ 9,750                   $10,000
8/06     $ 9,985                   $10,309
8/07     $10,452                   $10,867
8/08     $10,679                   $11,503
8/09     $11,095                   $12,097
8/10     $11,893                   $12,508
8/11     $12,094                   $12,725
8/12     $12,577                   $12,860
8/13     $12,793                   $12,918
8/14     $12,995                   $13,063
8/15     $13,092                   $13,169

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                           Barclays
                                           One- to
                                           Three-Year
                                           Government
                If          If             Credit
Period          Held        Redeemed       Index
--------------------------------------------------------------------------------
10 Years        2.27%       2.27%          2.79%
5 Years         1.38        1.38           1.03
1 Year          0.40        0.40           0.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
           Gross
--------------------------------------------------------------------------------
           1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Short-Term        Barclays One- to Three-Year
         Income Fund               Government/Credit Index
8/05     $10,000                   $10,000
8/06     $10,147                   $10,309
8/07     $10,531                   $10,867
8/08     $10,663                   $11,503
8/09     $10,998                   $12,097
8/10     $11,693                   $12,508
8/11     $11,802                   $12,725
8/12     $12,177                   $12,860
8/13     $12,310                   $12,918
8/14     $12,471                   $13,063
8/15     $12,521                   $13,169

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 13

Performance Update | 8/31/15                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                     Barclays
                                     One- to
                                     Three-Year
                                     Government
              If        If           Credit
Period        Held      Redeemed     Index
--------------------------------------------------------------------------------
10 Years      2.29%     2.29%        2.79%
5 Years       1.41      1.41         1.03
1 Year        0.51      0.51         0.81

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
         Gross
--------------------------------------------------------------------------------
         1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Short-Term        Barclays One- to Three-Year
         Income Fund               Government/Credit Index
8/05     $10,000                   $10,000
8/06     $10,147                   $10,309
8/07     $10,531                   $10,867
8/08     $10,663                   $11,503
8/09     $10,998                   $12,097
8/10     $11,693                   $12,508
8/11     $11,802                   $12,725
8/12     $12,177                   $12,860
8/13     $12,311                   $12,918
8/14     $12,480                   $13,063
8/15     $12,544                   $13,169

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Performance Update | 8/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                  Barclays
                                  One- to
                  Net             Three-Year
                  Asset           Government
                  Value           Credit
Period            (NAV)           Index
--------------------------------------------------------------------------------
10 Years          3.02%           2.79%
5 Years           2.01            1.03
1 Year            1.10            0.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
         Gross
--------------------------------------------------------------------------------
         0.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Short-Term        Barclays One- to Three-Year
         Income Fund               Government/Credit Index
8/05     $10,000                   $10,000
8/06     $10,238                   $10,309
8/07     $10,717                   $10,867
8/08     $10,951                   $11,503
8/09     $11,377                   $12,097
8/10     $12,195                   $12,508
8/11     $12,401                   $12,725
8/12     $12,897                   $12,860
8/13     $13,118                   $12,918
8/14     $13,325                   $13,063
8/15     $13,472                   $13,169

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 15

Performance Update | 8/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2015)
--------------------------------------------------------------------------------
                                   Barclays
                                   One- to
                  Net              Three-Year
                  Asset            Government
                  Value            Credit
Period            (NAV)            Index
--------------------------------------------------------------------------------
10 Years          3.29%            2.79%
5 Years           2.23             1.03
1 Year            0.97             0.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
         Gross
--------------------------------------------------------------------------------
         0.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

         Pioneer Short-Term        Barclays One- to Three-Year
         Income Fund               Government/Credit Index
--------------------------------------------------------------------------------
8/05     $5,000,000                $5,000,000
8/06     $5,136,692                $5,154,355
8/07     $5,391,639                $5,433,637
8/08     $5,523,872                $5,751,440
8/09     $5,751,095                $6,048,698
8/10     $6,190,520                $6,254,093
8/11     $6,318,449                $6,362,703
8/12     $6,586,574                $6,430,062
8/13     $6,720,350                $6,458,900
8/14     $6,844,279                $6,531,395
8/15     $6,910,751                $6,584,309

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/15
--------------------------------------------------------------------------------
Ending Account            $1,003.29   $1,001.10  $1,002.09  $1,006.09  $1,004.38
Value (after expenses)
on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid             $    4.14   $    5.35  $    5.25  $    2.53  $    3.03
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.06%, 1.04%, 0.50%, and 0.60% for Class A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2015, through August 31, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C         C2          K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/15
--------------------------------------------------------------------------------
Ending Account            $1,021.07   $1,019.86  $1,019.96  $1,022.68  $1,022.18
Value (after expenses)
on 8/31/15
--------------------------------------------------------------------------------
Expenses Paid             $    4.18   $    5.40  $    5.30  $    2.55  $    3.06
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.06%, 1.04%, 0.50%, and 0.60% for Class A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Schedule of Investments | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 14.7%
                            ENERGY -- 0.3%
                            Oil & Gas Exploration & Production -- 0.3%
    303,527          0.94   Equity One Mortgage Pass-Through Trust 2003-1,
                            Floating Rate Note, 8/25/33                              $    299,210
    750,000          1.69   NCF Dealer Floorplan Master Trust, Floating Rate
                            Note, 10/20/20 (144A)                                         750,000
    530,152                 Oscar US Funding Trust 2014-1, 1.0%,
                            8/15/17 (144A)                                                530,484
                                                                                     ------------
                                                                                     $  1,579,694
                                                                                     ------------
                            Total Energy                                             $  1,579,694
-------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.0%+
                            Precious Metals & Minerals -- 0.0%+
    203,518          5.41   Origen Manufactured Housing Contract Trust
                            2005-A, Floating Rate Note, 6/15/36                      $    210,922
                                                                                     ------------
                            Total Materials                                          $    210,922
-------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.0%+
                            Trading Companies & Distributors -- 0.0%+
     13,127                 CNH Equipment Trust 2012-C, 0.57%, 12/15/17              $     13,070
                                                                                     ------------
                            Total Capital Goods                                      $     13,070
-------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.1%
                            Trucking -- 0.0%+
    250,252          0.59   Hertz Fleet Lease Funding LP, Floating Rate
                            Note, 4/10/28 (144A)                                     $    249,787
-------------------------------------------------------------------------------------------------
                            Marine Ports & Services -- 0.1%
    328,597                 Global Container Assets 2013-1, Ltd., 2.2%,
                            11/6/28 (144A)                                           $    328,184
                                                                                     ------------
                            Total Transportation                                     $    577,971
-------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.1%
                            Hotels, Resorts & Cruise Lines -- 0.1%
    576,148                 Westgate Resorts 2012-A LLC, 2.25%,
                            8/20/25 (144A)                                           $    576,148
    155,831                 Westgate Resorts 2012-A LLC, 3.75%,
                            8/20/25 (144A)                                                157,358
     60,496                 Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                     60,617
                                                                                     ------------
                                                                                     $    794,123
                                                                                     ------------
                            Total Consumer Services                                  $    794,123
-------------------------------------------------------------------------------------------------
                            BANKS -- 10.5%
                            Thrifts & Mortgage Finance -- 10.5%
    215,923          0.52   ACAS CLO 2007-1, Ltd., Floating Rate Note,
                            4/20/21                                                  $    212,969
    434,682                 Access Point Funding I 2015-A LLC, 2.61%,
                            4/15/20 (144A)                                                434,934

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 19

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    204,439          0.60   Accredited Mortgage Loan Trust 2005-2,
                            Floating Rate Note, 7/25/35                              $    201,486
     15,852          6.50   ACE Securities Corp. Manufactured Housing
                            Trust Series 2003-MH1, Floating Rate Note,
                            8/15/30 (144A)                                                 15,870
    345,924          0.92   Aegis Asset Backed Securities Trust Mortgage
                            Pass- Through Ctfs Series 2004-3, Floating
                            Rate Note, 9/25/34                                            343,840
    112,629          1.30   Aegis Asset Backed Securities Trust Mortgage
                            Pass- Through Ctfs Series 2004-3, Floating
                            Rate Note, 9/25/34                                            111,388
    100,852          0.57   Aegis Asset Backed Securities Trust Mortgage
                            Pass-Through Ctfs Ser 2005-4, Floating Rate
                            Note, 10/25/35                                                 99,264
    665,000          1.60   American Homes 4 Rent 2014-SFR1, Floating
                            Rate Note, 6/17/31                                            653,863
    540,377          0.53   Ameriquest Mortgage Securities, Inc., Asset
                            Backed Pass-Through Ctfs Series 2005-R11,
                            Floating Rate Note, 1/25/36                                   530,398
     53,956          3.95   Ameriquest Mortgage Securities, Inc.,
                            Asset-Backed Pass-Through Ctfs Series
                            03-AR3, Floating Rate Note, 6/25/33                            54,904
    219,698          0.87   Ameriquest Mortgage Securities, Inc.,
                            Asset-Backed Pass-Through Ctfs Series
                            2005-R1, Floating Rate Note, 3/25/35                          218,860
    134,600          0.75   AMRESCO Residential Securities Corp
                            Mortgage Loan Trust 1997-3, Floating Rate
                            Note, 9/25/27                                                 130,438
    510,000                 Ascentium Equipment Receivables 2015-1
                            LLC, 3.24%, 1/10/22 (144A)                                    514,273
    475,930          3.71   Asset Backed Securities Corp Home Equity
                            Loan Trust Series 2003-HE1, Floating Rate
                            Note, 1/15/33                                                 483,286
    454,781          0.92   Asset Backed Securities Corp Home Equity
                            Loan Trust Series 2004-HE6, Floating Rate
                            Note, 9/25/34                                                 449,018
     91,666          0.90   Asset Backed Securities Corp Home Equity
                            Loan Trust Series 2005-HE3, Floating Rate
                            Note, 4/25/35                                                  90,595
     49,001          0.40   Asset Backed Securities Corp Home Equity
                            Loan Trust Series AEG 2006-HE1, Floating
                            Rate Note, 1/25/36                                             46,779
    299,996                 Axis Equipment Finance Receivables III LLC,
                            3.41%, 4/20/20 (144A)                                         299,832
    500,000          0.53   Barclays Dryrock Issuance Trust, Floating Rate
                            Note, 3/16/20                                                 498,110
    158,809          4.91   Bayview Financial Asset Trust 2003-A,
                            Floating Rate Note, 2/25/33 (144A)                            159,823

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
  1,255,958          0.70   Bayview Financial Mortgage Pass-Through
                            Trust 2005-C, Floating Rate Note, 6/28/44                $  1,247,157
    188,687          0.50   Bayview Financial Mortgage Pass-Through
                            Trust 2006-B, Floating Rate Note, 4/28/36                     185,632
     26,439          0.47   Bayview Financial Mortgage Pass-Through
                            Trust 2006-B, Floating Rate Note, 4/28/36                      26,011
    243,078          0.65   Bayview Financial Mortgage Pass-Through
                            Trust Series 2005-B, Floating Rate Note,
                            4/28/39                                                       241,433
    241,542          3.72   Bayview Opportunity Master Fund IIA Trust
                            2012-4NPL Series III, Floating Rate Note,
                            2/28/35 (144A)                                                241,902
    276,096                 Bayview Opportunity Master Fund IIa Trust
                            2014-20NPL, 3.475%, 8/28/44 (Step)
                            (144A)                                                        276,923
    122,200                 Bayview Opportunity Master Fund Trust IIIa
                            2014-12RPL, 3.6225%, 7/28/19 (Step)
                            (144A)                                                        121,501
    422,545          0.70   Bear Stearns Asset Backed Securities I Trust
                            2005-FR1, Floating Rate Note, 6/25/35                         420,666
     42,308          1.40   Bear Stearns Asset Backed Securities Trust
                            2004-2, Floating Rate Note, 8/25/34                            42,316
    174,589          0.69   Bear Stearns Asset Backed Securities Trust
                            2006-SD2, Floating Rate Note, 6/25/36                         170,998
    197,893          1.20   Bear Stearns Structured Products Trust
                            2007-EMX1, Floating Rate Note, 3/25/37
                            (144A)                                                        193,759
    540,000                 CarMax Auto Owner Trust 2013-3, 2.15%,
                            5/15/19                                                       544,530
    288,702          0.93   Carrington Mortgage Loan Trust Series
                            2005-NC1, Floating Rate Note, 2/26/35                         288,606
    895,195          0.38   Carrington Mortgage Loan Trust Series
                            2006-OPT1, Floating Rate Note, 12/25/35                       867,890
    374,421          0.82   CDC Mortgage Capital Trust 2002-HE1,
                            Floating Rate Note, 1/25/33                                   351,418
     76,871          0.74   Chase Funding Trust Series 2003-3,
                            Floating Rate Note, 4/25/33                                    68,575
    202,032                 Chase Funding Trust Series 2003-6,
                            4.277%, 11/27/34 (Step)                                       205,387
    416,298          0.40   Citigroup Mortgage Loan Trust 2006-SHL1,
                            Floating Rate Note, 11/27/45 (144A)                           403,633
     58,832          1.22   Citigroup Mortgage Loan Trust, Inc.,
                            Floating Rate Note, 11/25/34                                   55,280
    364,838          0.94   Citigroup Mortgage Loan Trust, Inc.,
                            Floating Rate Note, 5/25/35 (144A)                            362,973
    170,000                 CNH Equipment Trust 2013-B, 0.99%,
                            11/15/18                                                      169,365

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 21

-------------------------------------------------------------------------------------------------
               Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    700,000          2.10   Colony American Homes 2014-1,
                            Floating Rate Note, 5/19/31 (144A)                       $    690,120
    744,914          1.70   Conseco Finance Home Equity Loan Trust
                            2002-C, Floating Rate Note, 4/15/32                           730,413
    520,176                 Consumer Credit Origination Loan Trust
                            2015-1, 2.82%, 3/15/21 (144A)                                 522,232
    159,501          0.38   Countrywide Asset-Backed Certificates,
                            Floating Rate Note, 6/25/36                                   156,420
     63,010          0.79   Countrywide Asset-Backed Certificates,
                            Floating Rate Note, 11/25/35                                   62,381
    346,796          4.80   Countrywide Asset-Backed Certificates,
                            Floating Rate Note, 12/25/35                                  356,233
    384,528          1.10   Countrywide Asset-Backed Certificates,
                            Floating Rate Note, 3/25/35                                   381,210
     21,303          1.02   Countrywide Asset-Backed Certificates,
                            Floating Rate Note, 5/25/36                                    21,282
    466,874          0.75   Countrywide Asset-Backed Certificates,
                            Floating Rate Note, 9/25/34 (144A)                            445,872
      2,557          5.15   CWABS Asset-Backed Certificates Trust
                            2005-1, Floating Rate Note, 2/25/33                             2,552
    750,000                 Direct Capital Funding V LLC, 4.83%,
                            11/20/20 (144A)                                               760,517
    606,673          3.14   Drug Royalty II LP 2, Floating Rate Note,
                            7/15/23 (144A)                                                614,549
    351,153          1.10   Ellington Loan Acquisition Trust 2007-1,
                            Floating Rate Note, 5/26/37 (144A)                            346,622
     38,413          0.67   Encore Credit Receivables Trust 2005-3,
                            Floating Rate Note, 10/25/35                                   38,394
    460,229          4.14   Equity One Mortgage Pass-Through Trust
                            2004-1, Floating Rate Note, 4/25/34                           464,648
    486,710          4.62   Equity One Mortgage Pass-Through Trust
                            2004-2, Floating Rate Note, 7/25/34                           493,115
    145,418                 Exeter Automobile Receivables Trust
                            2014-2, 1.06%, 8/15/18                                        145,079
    178,903          0.50   FHLMC Structured Pass Through Securities,
                            Floating Rate Note, 12/25/29                                  176,373
     76,229          1.28   Fieldstone Mortgage Investment Trust Series
                            2005-1, Floating Rate Note, 3/25/35                            76,240
    229,499          1.70   First Franklin Mortgage Loan Trust 2002-FFA,
                            Floating Rate Note, 9/25/32                                   225,098
    400,126          1.50   First Franklin Mortgage Loan Trust 2003-FFC,
                            Floating Rate Note, 11/25/32                                  382,991
    358,719          0.71   First Franklin Mortgage Loan Trust 2005-FFH3,
                            Floating Rate Note, 9/25/35                                   356,905
     55,000                 First Investors Auto Owner Trust 2013-1,
                            1.81%, 10/15/18 (144A)                                         55,067
    300,000                 First Investors Auto Owner Trust 2013-3,
                            2.32%, 10/15/19 (144A)                                        301,585

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    189,445          0.60   First NLC Trust 2005-2, Floating Rate
                            Note, 9/25/35                                            $    189,214
     80,489          0.57   Foothill CLO, Ltd., Floating Rate Note,
                            2/22/21 (144A)                                                 79,938
    100,000                 Ford Credit Auto Owner Trust 2013-D,
                            1.54%, 3/15/19                                                100,213
     13,390          0.53   Fore CLO, Ltd., Floating Rate Note,
                            7/20/19 (144A)                                                 13,331
    553,000          2.15   Four Corners CLO II, Ltd., Floating Rate
                            Note, 1/26/20 (144A)                                          541,170
    224,870          0.53   Gale Force 3 CLO, Ltd., Floating Rate Note,
                            4/19/21 (144A)                                                219,837
    269,563                 GCAT 2015-1 LLC, 3.625%, 5/26/20
                            (Step) (144A)                                                 269,323
    544,417                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                        542,103
    834,190                 GMAT 2013-1 Trust, 3.9669%, 11/25/43
                            (Step)                                                        837,565
    370,889          0.99   GSAA Trust, Floating Rate Note, 6/25/35                       368,039
    293,810          0.63   GSAA Trust, Floating Rate Note, 6/25/35                       277,131
     91,217          0.95   GSAMP Trust 2005-HE1, Floating
                            Rate Note, 12/25/34                                            89,519
    295,455          0.50   GSAMP Trust 2006-SEA1, Floating
                            Rate Note, 5/25/36 (144A)                                     292,395
    210,958          1.55   GSRPM Mortgage Loan Trust 2003-2,
                            Floating Rate Note, 6/25/33                                   203,286
    148,586          0.50   GSRPM Mortgage Loan Trust 2006-1,
                            Floating Rate Note, 3/25/35 (144A)                            145,815
    142,575          0.50   GSRPM Mortgage Loan Trust 2006-2,
                            Floating Rate Note, 9/25/36 (144A)                            135,668
  1,706,000                 HLSS Servicer Advance Receivables Trust,
                            1.4953%, 1/16/46 (144A)                                     1,704,294
    250,000                 HLSS Servicer Advance Receivables Trust,
                            1.7436%, 1/16/46 (144A)                                       249,750
    350,000                 HLSS Servicer Advance Receivables Trust,
                            4.94%, 10/15/45 (144A)                                        349,650
     49,917          0.37   Home Equity Asset Trust 2006-4, Floating
                            Rate Note, 8/25/36                                             49,065
    275,349          0.31   Home Equity Asset Trust 2006-8, Floating
                            Rate Note, 3/25/37                                            272,074
    225,757                 Home Equity Mortgage Trust, 5.821%,
                            4/25/35 (Step)                                                230,047
     71,766                 Home Loan Trust 2003-HI1, 5.77%,
                            4/25/28 (Step)                                                 73,458
    660,727          0.93   HomeBanc Mortgage Trust 2004-2,
                            Floating Rate Note, 12/25/34                                  624,166
     68,062          0.62   HomeBanc Mortgage Trust 2005-2,
                            Floating Rate Note, 5/25/25                                    67,912

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 23

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    183,965          0.66   Homestar Mortgage Acceptance Corp.,
                            Floating Rate Note, 1/25/35                              $    183,725
  1,113,144          0.44   HSBC Home Equity Loan Trust USA 2006-3,
                            Floating Rate Note, 3/20/36                                 1,108,511
    500,000                 Hyundai Auto Receivables Trust 2014-B,
                            2.1%, 11/15/19                                                499,516
  1,088,335          1.06   Impac Secured Assets CMN Owner Trust,
                            Floating Rate Note, 2/25/35                                 1,075,193
    750,000          2.10   Invitation Homes 2013-SFR1 Trust, Floating
                            Rate Note, 12/19/30 (144A)                                    740,508
    600,000          1.80   Invitation Homes 2014-SFR2 Trust, Floating
                            Rate Note, 9/18/31 (144A)                                     592,581
    233,626          0.51   Inwood Park CDO, Ltd., Floating Rate Note,
                            1/20/21 (144A)                                                233,180
     60,379                 Irwin Home Equity Loan Trust 2005-1, 5.82%,
                            6/25/35 (Step)                                                 59,744
    423,273          1.70   Irwin Whole Loan Home Equity Trust 2003-C,
                            Floating Rate Note, 6/25/28                                   418,274
    103,465          3.20   Irwin Whole Loan Home Equity Trust 2003-C,
                            Floating Rate Note, 6/25/28                                   103,359
    165,461          4.70   Irwin Whole Loan Home Equity Trust 2003-D,
                            Floating Rate Note, 11/25/28                                  164,486
    760,988          0.67   Irwin Whole Loan Home Equity Trust 2005-B,
                            Floating Rate Note, 12/25/29                                  742,668
     31,449          0.87   IXIS Real Estate Capital Trust 2005-HE4,
                            Floating Rate Note, 2/25/36                                    31,002
    144,554          0.35   JP Morgan Mortgage Acquisition Trust
                            2006-ACC1, Floating Rate Note, 5/25/36                        143,602
    375,000          1.77   KKR Financial CLO 2007-1, Ltd., Floating Rate
                            Note, 5/15/21 (144A)                                          373,996
     43,256                 Leaf Receivables Funding 8 LLC, 1.55%,
                            11/15/17 (144A)                                                43,271
    311,966                 Leaf Receivables Funding 8 LLC, 2.67%,
                            9/15/20 (144A)                                                313,098
    720,725          0.65   Lehman ABS Manufactured Housing Contract
                            Trust 2002-A, Floating Rate Note, 6/15/33                     703,246
    108,055          2.45   Madison Avenue Manufactured Housing
                            Contract Trust 2002-A, Floating Rate Note,
                            3/25/32                                                       108,045
    354,867                 Marriott Vacation Club Owner Trust 2012-1,
                            3.5%, 5/20/30 (144A)                                          361,072
    325,818          1.12   Morgan Stanley ABS Capital I Inc Trust
                            2004-SD3, Floating Rate Note,
                            6/25/34 (144A)                                                326,335
     32,150          0.93   Morgan Stanley ABS Capital I Inc Trust
                            2005-WMC5, Floating Rate Note, 6/25/35                         32,106

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    312,561          0.82   Morgan Stanley ABS Capital I, Inc.
                            Trust 2005-NC2, Floating Rate Note,
                            3/25/35                                                  $    310,429
    572,751          0.52   Morgan Stanley Home Equity Loan Trust
                            2005-4, Floating Rate Note, 9/25/35                           561,548
    602,290                 MVW Owner Trust 2014-1, 2.7%,
                            9/20/31 (144A)                                                599,181
    474,507                 Nations Equipment Finance Funding II LLC,
                            3.276%, 1/22/19 (144A)                                        476,488
    500,000                 Navitas Equipment Receivables LLC 2015-1,
                            3.4%, 2/15/19 (144A)                                          501,958
    334,713          0.90   New Century Home Equity Loan Trust 2005-1,
                            Floating Rate Note, 3/25/35                                   331,936
    560,000          1.77   NovaStar Mortgage Funding Trust Series
                            2004-3, Floating Rate Note, 12/25/34                          533,282
  1,457,000          1.85   NovaStar Mortgage Funding Trust Series
                            2004-4, Floating Rate Note, 3/25/35                         1,433,863
     52,815          1.28   NovaStar Mortgage Funding Trust Series
                            2004-4, Floating Rate Note, 3/25/35                            52,834
    348,269          0.46   Option One Mortgage Loan Trust 2005-4
                            Asset-Backed Certificates Series 2005-4,
                            Floating Rate Note, 11/25/35                                  344,735
    159,874          1.32   Option One Woodbridge Loan Trust 2002-1,
                            Floating Rate Note, 3/25/32 (144A)                            158,434
    220,877                 Orange Lake Timeshare Trust 2012-A, 4.87%,
                            3/10/27 (144A)                                                228,862
    211,312          5.91   Origen Manufactured Housing Contract Trust
                            2004-A, Floating Rate Note, 1/15/35                           221,414
    329,564          5.46   Origen Manufactured Housing Contract Trust
                            2004-B, Floating Rate Note, 11/15/35                          334,878
    671,965          1.32   Park Place Securities Inc Asset-Backed
                            Pass-Through Certificates Series 2004-MHQ,
                            Floating Rate Note, 12/25/34                                  672,189
    406,932          0.57   Park Place Securities, Inc. Asset-Backed
                            Pass-Through Certificates Series 2005-WHQ4,
                            Floating Rate Note, 9/25/35                                   404,299
    800,000          0.74   PFS Financing Corp., Floating Rate Note,
                            2/15/18 (144A)                                                798,541
    575,000          0.80   PFS Financing Corp., Floating Rate Note,
                            2/15/19 (144A)                                                574,030
    460,106                 Popular ABS Mortgage Pass-Through Trust
                            2004-4, 4.74198%, 9/25/34 (Step)                              438,637
  1,370,000                 Progreso Receivables Funding II LLC, 3.5%,
                            7/8/19 (144A)                                               1,376,152
    350,000                 Progreso Receivables Funding LLC,
                            3.0%, 7/8/20                                                  349,905
  1,000,000          2.45   Progress Residential 2014-SFR1 Trust,
                            Floating Rate Note, 10/17/31 (144A)                           992,251

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 25

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    786,610          0.86   Quest Trust REMICS, Floating Rate Note,
                            3/25/34 (144A)                                           $    766,341
    218,394          1.15   RAAC Series 2005-RP1 Trust, Floating
                            Rate Note, 7/25/37 (144A)                                     215,845
    309,870          0.45   RAAC Series 2006-RP2 Trust, Floating Rate
                            Note, 2/25/37 (144A)                                          305,903
    256,843          5.06   RAMP Series 2003-RS9 Trust, Floating Rate
                            Note, 10/25/33                                                252,845
    226,460          1.12   RAMP Series 2004-RS11 Trust, Floating Rate
                            Note, 11/25/34                                                223,348
     79,305          0.70   RAMP Series 2005-RS6 Trust, Floating Rate
                            Note, 6/25/35                                                  78,811
    501,545                 RBSHD 2013-1 Trust, 4.6853%, 10/25/47
                            (Step) (144A)                                                 501,835
    108,529          1.70   RFSC Series 2004-RP1 Trust, Floating Rate
                            Note, 11/25/42                                                107,274
    305,202          0.75   SASCO Mortgage Loan Trust 2005-GEL1,
                            Floating Rate Note, 12/25/34                                  297,956
     85,233          0.75   SASCO Mortgage Loan Trust 2005-GEL2,
                            Floating Rate Note, 4/25/35                                    84,608
     13,654          2.67   SASCO Mortgage Pass-Through Certificates
                            Series 2004-S4, Floating Rate Note, 12/25/34                   13,653
    374,755          0.66   Saxon Asset Securities Trust 2005-3,
                            Floating Rate Note, 11/25/35                                  369,633
    306,352          0.43   Saxon Asset Securities Trust 2005-4,
                            Floating Rate Note, 11/25/37                                  304,977
    750,000          2.25   Silver Bay Realty 2014-1 Trust, Floating Rate
                            Note, 9/18/31 (144A)                                          738,532
    186,748          0.62   SMART ABS Series 2013-2US Trust, Floating
                            Rate Note, 1/17/17                                            186,730
     50,856          0.49   SMART ABS Series 2014-1US Trust, Floating
                            Rate Note, 7/14/16                                             50,856
     22,019          0.98   Soundview Home Loan Trust 2005-3, Floating
                            Rate Note, 6/25/35                                             21,955
    184,336          0.46   Soundview Home Loan Trust 2005-OPT4,
                            Floating Rate Note, 12/25/35                                  181,063
    790,207          0.50   Specialty Underwriting & Residential Finance
                            Trust Series 2006-BC1, Floating Rate Note,
                            12/25/36                                                      766,254
    706,514                 SpringCastle America Funding LLC, 2.7%,
                            5/25/23                                                       709,125
    513,057                 Springleaf Funding Trust 2013-A, 2.58%,
                            9/15/21 (144A)                                                514,387
  1,000,000                 Springleaf Funding Trust 2014-A, 2.41%,
                            12/15/22 (144A)                                               997,430
    329,299                 STORE Master Funding LLC, 5.77%,
                            8/20/42 (144A)                                                354,483

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    513,839          0.92   Structured Asset Investment Loan Trust
                            2005-6, Floating Rate Note, 7/25/35                      $    512,617
    585,947                 Sunset Mortgage Loan Co 2014-NPL2 LLC,
                            3.721%, 11/16/44 (Step) (144A)                                584,576
    672,288                 SVO 2012-A VOI Mortgage LLC, 2.0%,
                            9/20/29 (144A)                                                666,834
    693,910          1.50   SWAY Residential 2014-1 Trust, Floating
                            Rate Note, 1/20/32 (144A)                                     686,639
    163,213          1.14   Terwin Mortgage Trust Series TMTS 2003-8HE,
                            Floating Rate Note, 12/25/34                                  158,800
    111,503          0.65   Terwin Mortgage Trust Series TMTS 2005-10HE,
                            Floating Rate Note, 6/25/36                                   111,148
    112,914                 Terwin Mortgage Trust Series TMTS 2005-14HE,
                            4.8492%, 8/25/36 (Step)                                       116,005
    250,000          1.44   Trade MAPS 1, Ltd., Floating Rate Note,
                            12/10/18 (144A)                                               249,198
    400,000          1.15   Trafigura Securitisation Finance Plc. 2014-1,
                            Floating Rate Note, 10/15/21 (144A)                           400,138
    919,150                 U.S. Residential Opportunity Fund IV Trust
                            2015-1, 3.7213%, 2/27/35 (144A)                               916,515
    645,545                 US Residential Opportunity Fund III Trust
                            2015-1, 3.7213%, 1/29/35 (144A)                               643,788
    386,489                 VOLT XIX LLC, 3.875%, 4/26/55 (Step)                          387,278
    384,461                 VOLT XXV LLC, 3.5%, 6/26/45 (Step)
                            (144A)                                                        384,038
    649,941                 VOLT XXXIII LLC, 3.5%, 3/25/55 (Step)
                            (144A)                                                        647,259
    491,562                 VOLT XXXVI LLC, 3.625%, 7/25/45 (Step)
                            (144A)                                                        489,289
     53,054          0.93   Wachovia Mortgage Loan Trust Series
                            2005-WMC1, Floating Rate Note, 10/25/35                        52,829
     39,638          0.58   Wells Fargo Home Equity Asset-Backed
                            Securities 2005-3 Trust, Floating Rate Note,
                            12/25/35                                                       39,290
      5,683                 Westlake Automobile Receivables Trust
                            2013-1, 1.12%, 1/15/18 (144A)                                   5,682
                                                                                     ------------
                                                                                     $ 62,915,877
                                                                                     ------------
                            Total Banks                                              $ 62,915,877
-------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 3.2%
                            Other Diversified Financial Services -- 1.5%
    605,405          0.39   321 Henderson Receivables I LLC, Floating
                            Rate Note, 6/15/41 (144A)                                $    587,548
    159,596                 Ascentium Equipment Receivables 2014-1
                            LLC, 1.04%, 1/10/17 (144A)                                    159,528
    700,000                 Ascentium Equipment Receivables 2014-1
                            LLC, 3.1%, 6/10/21 (144A)                                     710,044

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 27

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Other Diversified
                            Financial Services -- (continued)
    399,955                 AXIS Equipment Finance Receivables II LLC,
                            3.81%, 4/20/18                                           $    405,582
    699,922                 AXIS Equipment Finance Receivables II LLC,
                            4.94%, 7/20/18 (144A)                                         716,328
    413,000                 Capital Auto Receivables Asset Trust 2013-1,
                            1.74%, 10/22/18                                               414,195
    750,000          0.42   Chase Issuance Trust, Floating Rate Note,
                            4/16/18                                                       749,416
    213,602                 CNH Equipment Trust 2013-A, 0.69%, 6/15/18                    213,504
    525,000          0.80   CNH Wholesale Master Note Trust, Floating
                            Rate Note, 8/15/19 (144A)                                     523,898
    600,000          2.10   Colony American Homes 2014-2, Floating Rate
                            Note, 7/19/31 (144A)                                          591,164
    326,080                 Diamond Resorts Owner Trust 2013-2, 2.62%,
                            5/20/26 (144A)                                                328,017
    600,000          0.37   Discover Card Execution Note Trust, Floating
                            Rate Note, 10/15/18                                           600,092
     23,448          0.87   Mastr Asset Backed Securities Trust 2005-WMC1,
                            Floating Rate Note, 3/25/35                                    23,418
    497,335          0.43   Mastr Asset Backed Securities Trust 2006-AB1
                            REMICS, Floating Rate Note, 2/25/36                           493,199
     96,956          0.39   Mastr Asset Backed Securities Trust 2006-NC1,
                            Floating Rate Note, 1/25/36                                    96,072
    262,550          0.50   Mastr Specialized Loan Trust, Floating Rate Note,
                            1/25/36 (144A)                                                255,330
    650,000                 Navitas Equipment Receivables LLC 2013-1,
                            3.63%, 2/15/17                                                651,412
    227,620                 PFS Tax Lien Trust 2014-1, 1.44%, 4/15/16                     228,200
    299,496                 Sierra Timeshare 2012-2 Receivables Funding
                            LLC, 2.38%, 3/20/29 (144A)                                    302,048
    341,292                 Sierra Timeshare 2012-3 Receivables Funding
                            LLC, 1.87%, 8/20/29 (144A)                                    342,174
     42,914                 Sierra Timeshare 2013-1 Receivables Funding
                            LLC, 2.39%, 11/20/29 (144A)                                    42,848
     82,610                 Sierra Timeshare 2013-2 Receivables Funding
                            LLC, 2.92%, 11/20/25 (144A)                                    83,014
    275,367                 Sierra Timeshare 2013-2 Receivables Funding
                            LLC, 4.75%, 11/20/25 (144A)                                   277,076
    272,379                 TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                     270,721
                                                                                     ------------
                                                                                     $  9,064,828
-------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.1%
    242,577                 Alterna Funding I LLC, 1.639%, 2/15/21 (144A)            $    242,456
     69,768                 Conseco Finance Corp., 7.55%, 4/15/32 (Step)                   70,065
                                                                                     ------------
                                                                                     $    312,521
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Consumer Finance -- 1.3%
      3,103                 American Credit Acceptance Receivables Trust
                            2013-1, 1.45%, 4/16/18 (144A)                            $      3,103
     35,079                 American Credit Acceptance Receivables Trust
                            2014-1, 1.14%, 3/12/18 (144A)                                  35,068
     76,809                 American Credit Acceptance Receivables Trust
                            2014-2, 0.99%, 10/10/17 (144A)                                 76,759
    132,205                 American Credit Acceptance Receivables Trust
                            2014-3, 0.99%, 8/10/18 (144A)                                 132,047
    760,000          0.99   American Express Credit Account Secured Note
                            Trust 2012-4, Floating Rate Note, 5/15/20 (144A)              762,437
    500,000                 AmeriCredit Automobile Receivables Trust 2012-4,
                            3.82%, 2/10/20 (144A)                                         510,492
    150,000                 AmeriCredit Automobile Receivables Trust 2013-1,
                            1.57%, 1/8/19                                                 150,116
    550,000                 AmeriCredit Automobile Receivables Trust 2013-4,
                            3.31%, 10/8/19                                                562,774
    151,423          0.47   AmeriCredit Automobile Receivables Trust 2014-2,
                            Floating Rate Note, 10/10/17                                  151,361
     26,713                 California Republic Auto Receivables Trust 2012-1,
                            1.18%, 8/15/17 (144A)                                          26,734
    125,000                 Capital Auto Receivables Asset Trust 2013-1,
                            2.19%, 9/20/21                                                125,348
    300,000          0.37   Capital One Multi-Asset Execution Trust, Floating
                            Rate Note, 2/15/19                                            299,973
    500,000                 Citibank Credit Card Issuance Trust, 5.1%, 11/20/17           504,636
    271,574                 CPS Auto Receivables Trust 2013-A, 1.89%,
                            6/15/20 (144A)                                                271,412
     58,122                 CPS Auto Receivables Trust 2013-B, 1.82%,
                            9/15/20 (144A)                                                 58,135
     86,606                 CPS Auto Receivables Trust 2014-A, 1.21%,
                            8/15/18                                                        86,511
  1,000,000                 Credit Acceptance Auto Loan Trust 2013-2, 1.5%,
                            4/15/21 (144A)                                                999,643
  1,000,000                 Credit Acceptance Auto Loan Trust 2014-2,
                            2.67%, 9/15/22 (144A)                                       1,004,887
    750,000                 Dell Equipment Finance Trust 2014-1, 2.68%,
                            6/22/20 (144A)                                                751,247
     13,440                 First Investors Auto Owner Trust 2012-2, 1.47%,
                            5/15/18 (144A)                                                 13,447
    200,000                 First Investors Auto Owner Trust 2013-1, 2.02%,
                            1/15/19 (144A)                                                199,185
    279,181                 First Investors Auto Owner Trust 2013-2, 1.23%,
                            3/15/19 (144A)                                                279,358
    123,870                 Honda Auto Receivables 2013-2 Owner Trust,
                            0.53%, 2/16/17                                                123,793

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 29

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Consumer Finance -- (continued)
    125,000                 Santander Drive Auto Receivables Trust 2012-5,
                            2.7%, 8/15/18                                            $    125,907
    700,000                 United Auto Credit Securitization Trust 2014-1,
                            2.38%, 10/15/18 (144A)                                        696,066
                                                                                     ------------
                                                                                     $  7,950,439
-------------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 0.3%
    138,286                 Horizon Funding Trust 2013-1, 3.0%,
                            5/15/18 (144A)                                           $    138,805
  1,200,000                 Newstar Commercial Lease Funding 2015-1
                            LLC, 3.27%, 4/15/19 (144A)                                  1,196,971
    397,357                 VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                395,959
                                                                                     ------------
                                                                                     $  1,731,735
-------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.0%+
     59,281          0.64   Chesapeake Funding LLC, Floating Rate Note,
                            5/7/24 (144A)                                            $     59,290
    250,000          2.04   Chesapeake Funding LLC, Floating Rate Note,
                            5/7/24 (144A)                                                 250,390
                                                                                     ------------
                                                                                     $    309,680
                                                                                     ------------
                            Total Diversified Financials                             $ 19,369,203
-------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.1%
                            Specialized REIT -- 0.1%
    553,063                 Hilton Grand Vacations Trust 2014-A, 2.07%,
                            11/25/26 (144A)                                          $    544,553
-------------------------------------------------------------------------------------------------
                            Real Estate Services -- 0.0%+
    110,470          0.39   HSI Asset Securitization Corp. Trust 2006-OPT1,
                            Floating Rate Note, 12/25/35                             $    108,526
                                                                                     ------------
                            Total Real Estate                                        $    653,079
-------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.1%
                            Independent Power Producers & Energy
                            Traders -- 0.1%
    402,914                 Centerpoint Energy Transition Bond Co. II LLC,
                            5.17%, 8/1/19                                            $    419,301
                                                                                     ------------
                            Total Utilities                                          $    419,301
-------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 0.3%
                            Government -- 0.3%
    821,555          2.20   Fannie Mae Connecticut Avenue Securities,
                            Floating Rate Note, 10/25/23                             $    829,694
    206,830                 Federal Home Loan Banks, 2.9%, 4/20/17                        211,995
    468,502          1.65   Freddie Mac Structured Agency Credit Risk Debt
                            Notes, Floating Rate Note, 11/25/23                           468,606
                                                                                     ------------
                                                                                     $  1,510,295
                                                                                     ------------
                            Total Government                                         $  1,510,295
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $87,985,283)                                       $ 88,043,535
-------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 35.2%
                            CONSUMER SERVICES -- 0.2%
                            Hotels, Resorts & Cruise Lines -- 0.2%
    469,531                 Welk Resorts 2013-A LLC, 3.1%, 3/15/29 (144A)            $    472,142
    734,427                 Westgate Resorts 2014-1 LLC, 2.15%,
                            12/20/26 (144A)                                               730,755
                                                                                     ------------
                                                                                     $  1,202,897
                                                                                     ------------
                            Total Consumer Services                                  $  1,202,897
-------------------------------------------------------------------------------------------------
                            BANKS -- 25.8%
                            Diversified Banks -- 0.3%
  1,662,179          5.49   CD 2006-CD2 Mortgage Trust, Floating Rate
                            Note, 1/15/46                                            $  1,666,745
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 25.5%
    127,023                 A10 Securitization 2013-1 LLC, 2.4%,
                            11/17/25 (144A)                                          $    127,347
    754,411                 A10 Term Asset Financing 2013-2 LLC, 2.62%,
                            11/15/27 (144A)                                               758,812
    700,000          1.64   ACRE Commercial Mortgage Trust 2014-FL2, Floating
                            Rate Note, 8/15/31 (144A)                                     702,045
    249,032          0.48   Adjustable Rate Mortgage Trust 2005-5, Floating
                            Rate Note, 9/25/35                                            233,656
     99,634          0.65   Alternative Loan Trust 2003-14T1, Floating Rate Note,
                            8/25/18                                                        95,558
     38,506                 Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                38,643
    308,002          0.78   Alternative Loan Trust 2004-6CB, Floating Rate Note,
                            4/25/34                                                       298,295
    500,000          1.94   Arbor Realty Collateralized Loan Obligation 2015-FL1,
                            Ltd., Floating Rate Note, 3/15/25 (144A)                      500,000
    615,221          0.49   ASG Resecuritization Trust 2010-3, Floating Rate Note,
                            12/29/45 (144A)                                               591,388
    800,000          2.40   BAMLL Commercial Mortgage Securities Trust
                            2014-FL1, Floating Rate Note, 12/17/31 (144A)                 801,728
    580,000          1.29   BAMLL Commercial Mortgage Securities Trust
                            2014-ICTS, Floating Rate Note, 6/15/28 (144A)                 579,592
    930,000          2.79   BAMLL Commercial Mortgage Securities Trust
                            2014-INLD REMICS, Floating Rate Note,
                            12/17/29 (144A)                                               928,874
    950,000          2.44   BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate Note,
                            10/26/44 (144A)                                               933,367
     59,420          0.65   Banc of America Alternative Loan Trust 2003-10,
                            Floating Rate Note, 12/25/33                                   59,130

      The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 31

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    497,085          5.37   Banc of America Commercial Mortgage Trust 2006-1,
                            Floating Rate Note, 9/10/45                              $    497,915
  1,000,000          5.46   Banc of America Commercial Mortgage Trust 2006-1,
                            Floating Rate Note, 9/10/45                                 1,009,613
  1,750,000          5.42   Banc of America Commercial Mortgage Trust 2006-1,
                            Floating Rate Note, 9/10/45                                 1,762,030
     96,235                 Banc of America Funding 2003-3 Trust,
                            5.5%, 10/25/33                                                 99,736
    474,624          0.51   Banc of America Funding 2005-A Trust, Floating
                            Rate Note, 2/20/35                                            458,756
    723,414          5.33   Banc of America Merrill Lynch Commercial Mortgage,
                            Inc., Floating Rate Note, 9/10/47                             722,992
    246,905          2.75   Banc of America Mortgage 2003-F Trust, Floating
                            Rate Note, 7/25/33                                            248,704
    984,311          2.75   Banc of America Mortgage 2003-H Trust, Floating
                            Rate Note, 9/25/33                                            971,528
    447,319          2.73   Banc of America Mortgage 2004-D Trust, Floating
                            Rate Note, 5/25/34                                            449,277
  1,755,731                 Bayview Commercial Asset Trust 2007-2, 7/27/37
                            (Step) (144A) (c)                                                  --
    144,283          1.79   BBCMS Trust 2014-BXO REMICS, Floating Rate Note,
                            8/16/27 (144A)                                                144,093
    750,000          2.20   BBCMS Trust 2015-SLP, Floating Rate Note,
                            2/15/28 (144A)                                                740,617
    523,884          2.79   BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                            9/26/35 (144A)                                                535,373
    320,980          2.79   BCAP LLC 2013-RR3 Trust, Floating Rate Note,
                            5/28/36 (144A)                                                324,113
    287,295          2.97   BCAP LLC 2013-RR7 Trust, Floating Rate Note,
                            12/27/34                                                      297,377
    327,475          1.04   Bear Stearns ALT-A Trust 2004-11, Floating Rate Note,
                            11/25/34                                                      320,552
    928,888          0.90   Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                            1/25/35                                                       901,480
    330,809          1.04   Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                            1/25/35                                                       312,959
    939,269          1.04   Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                            1/25/35                                                       892,426
    551,542          0.90   Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                            1/25/35                                                       533,266
    111,204          0.94   Bear Stearns ALT-A Trust 2004-13, Floating Rate Note,
                            11/25/34                                                      109,617
    792,503          0.80   Bear Stearns ALT-A Trust 2004-4, Floating Rate Note,
                            6/25/34                                                       758,774
    237,191          2.59   Bear Stearns ARM Trust 2003-3, Floating Rate Note,
                            5/25/33                                                       238,174

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     84,867          2.75   Bear Stearns ARM Trust 2004-10 REMICS, Floating
                            Rate Note, 1/25/35                                       $     82,888
     77,962          2.91   Bear Stearns ARM Trust 2004-3, Floating Rate Note,
                            7/25/34                                                        75,761
    514,535          5.40   Bear Stearns Commercial Mortgage Securities
                            Trust 2005-PWR10, Floating Rate Note, 12/11/40                515,095
    550,000          5.21   Bear Stearns Commercial Mortgage Securities
                            Trust 2005-PWR7, Floating Rate Note, 2/11/41                  549,545
  1,160,000          4.99   Bear Stearns Commercial Mortgage Securities
                            Trust 2005-PWR9, Floating Rate Note, 9/11/42                1,160,100
     29,552          5.26   Bear Stearns Commercial Mortgage Securities
                            Trust 2005-TOP20, Floating Rate Note, 10/12/42                 29,521
    648,468          5.89   Bear Stearns Commercial Mortgage Securities
                            Trust 2006-PWR12, Floating Rate Note, 9/11/38                 661,820
    808,108          5.78   Bear Stearns Commercial Mortgage Securities
                            Trust 2006-TOP22, Floating Rate Note, 4/12/38                 815,044
    100,208          2.71   Bear Stearns Mortgage Securities, Inc., Floating
                            Rate Note, 6/25/30                                            102,284
    310,736          0.90   Bella Vista Mortgage Trust 2004-1, Floating Rate Note,
                            11/20/34                                                      277,017
  1,610,000          1.55   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)        1,608,404
    430,000          1.95   Boca Hotel Portfolio Trust 2013-BOCA, Floating
                            Rate Note, 8/17/26 (144A)                                     429,084
    800,000          3.05   BXHTL 2015-JWRZ Mortgage Trust, Floating Rate Note,
                            5/15/29 (144A)                                                798,784
    168,418          0.54   Castle Garden Funding, Floating Rate Note,
                            10/27/20 (144A)                                               167,817
  1,340,000          2.70   CDGJ Commercial Mortgage Trust 2014-BXCH, Floating
                            Rate Note, 12/15/27 (144A)                                  1,330,376
    356,428                 Cendant Mortgage Corp., 6.25%, 3/25/32 (144A)                 371,579
  1,000,000                 Cent CLO 16 LP, 2.52%, 8/1/24 (144A)                        1,001,471
    800,000          2.35   CFCRE 2015-RUM Mortgage Trust, Floating Rate Note,
                            7/15/30 (144A)                                                800,290
    310,000          1.39   CGBAM Commercial Mortgage Trust 2014-HD, Floating
                            Rate Note, 2/18/31 (144A)                                     309,729
  1,630,000          1.14   CG-CCRE Commercial Mortgage Trust 2014-FL1,
                            Floating Rate Note, 6/16/31 (144A)                          1,626,923
  1,720,000          2.09   CGWF Commercial Mortgage Trust 2013-RKWH
                            REMICS, Floating Rate Note, 11/15/30 (144A)                 1,719,276
     28,275                 Chase Mortgage Finance Trust Series 2005-S1,
                            5.5%, 5/25/35                                                  28,447
    167,399          2.59   CHL Mortgage Pass-Through Trust 2004-14, Floating
                            Rate Note, 8/25/34                                            164,214
     73,478                 Citicorp Mortgage Securities REMIC Pass-Through
                            Certificates Trust Series 2005-4, 5.0%, 7/25/20                76,103

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 33

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    363,680                 Citicorp Mortgage Securities REMIC Pass-Through
                            Certificates Trust Series 2005-7, 5.0%, 10/25/35         $    371,596
  1,250,000          2.29   Citigroup Commercial Mortgage Trust 2015-SSHP
                            REMICS, Floating Rate Note, 9/15/17 (144A)                  1,250,246
    570,540                 Citigroup Mortgage Loan Trust 2010-4 REMICS,
                            5.0%, 10/25/35 (144A)                                         592,905
     53,610          1.19   Citigroup Mortgage Loan Trust 2010-7 REMICS,
                            Floating Rate Note, 9/25/37 (144A)                             53,572
     46,185                 Citigroup Mortgage Loan Trust, Inc., 7.0%, 9/25/33             47,217
     11,021          5.50   Citigroup Mortgage Loan Trust, Inc., Floating Rate Note,
                            10/25/35 (c)                                                      527
    192,010          2.64   Citigroup Mortgage Loan Trust, Inc., Floating Rate Note,
                            3/26/35                                                       151,111
    280,120          0.80   CNL Commercial Mortgage Loan Trust 2002-1, Floating
                            Rate Note, 10/25/28 (144A)                                    268,915
     31,572          1.14   Collateralized Mortgage Obligation Trust 44, Floating
                            Rate Note, 7/1/18                                              31,742
     42,373          1.71   COMM 2013-FL3 Mortgage Trust, Floating Rate Note,
                            10/13/28 (144A)                                                42,174
  1,370,000          2.35   COMM 2014-FL5 Mortgage Trust, Floating Rate Note,
                            10/17/31 (144A)                                             1,369,119
  1,630,000          1.84   COMM 2014-KYO Mortgage Trust, Floating Rate Note,
                            6/11/27 (144A)                                              1,628,561
    400,000          1.00   COMM 2014-PAT Mortgage Trust REMICS, Floating
                            Rate Note, 8/13/27 (144A)                                     397,005
    820,000          1.79   COMM 2014-PAT Mortgage Trust, Floating Rate Note,
                            8/13/27 (144A)                                                817,995
  1,110,000          1.94   COMM 2014-SAVA Mortgage Trust, Floating Rate Note,
                            6/15/34 (144A)                                              1,108,852
  1,850,000          1.79   COMM 2014-TWC Mortgage Trust, Floating Rate Note,
                            2/13/32 (144A)                                              1,837,429
    187,100          2.14   Commercial Mortgage Pass Through Certificates,
                            Floating Rate Note, 11/19/26 (144A)                           187,069
    850,000          1.80   Commercial Mortgage Pass Through Certificates,
                            Floating Rate Note, 11/19/26 (144A)                           849,027
     88,782          4.89   Commercial Mortgage Trust 2005-GG3, Floating
                            Rate Note, 8/10/42                                             88,758
  1,234,164          5.28   Commercial Mortgage Trust 2005-GG5, Floating
                            Rate Note, 4/10/37                                          1,235,811
    800,000          6.01   Credit Suisse Commercial Mortgage Trust Series
                            2006-C3 REMICS, Floating Rate Note, 6/15/38                   821,569
    876,029                 Credit Suisse Commercial Mortgage Trust Series
                            2007-C1, 5.361%, 2/15/40                                      910,478
    178,979                 Credit Suisse First Boston Mortgage Securities
                            Corp., 4.877%, 4/15/37                                        178,830

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     36,876                 Credit Suisse First Boston Mortgage Securities
                            Corp., 5.25%, 10/25/19                                   $     37,456
     35,383                 Credit Suisse First Boston Mortgage Securities
                            Corp., 5.5%, 6/25/33                                           35,856
    261,297                 Credit Suisse First Boston Mortgage Securities
                            Corp., 7.5%, 5/25/32                                          279,467
     97,876          5.23   Credit Suisse First Boston Mortgage Securities Corp.,
                            Floating Rate Note, 12/17/40                                   97,761
    363,470          0.47   Credit Suisse First Boston Mortgage Securities, 05-6,
                            Floating Rate Note, 7/25/35                                   355,763
    390,878          2.82   Credit Suisse Mortgage Capital Certificates REMICS,
                            Floating Rate Note, 7/27/36 (144A)                            395,798
    400,000          2.45   CSMC 2015-TWNI Trust, Floating Rate Note,
                            3/15/17 (144A)                                                397,306
  1,950,000          1.40   CSMC Series 2014-ICE, Floating Rate Note,
                            4/15/27 (144A)                                              1,939,536
    900,000          2.05   CSMC Trust 2015-DEAL, Floating Rate Note,
                            4/16/29 (144A)                                                892,536
    750,000          3.04   CSMC Trust 2015-SAND, Floating Rate Note,
                            8/15/30 (144A)                                                750,014
    300,000          1.50   Del Coronado Trust 2013-DEL, Floating Rate Note,
                            3/16/26 (144A)                                                299,793
    540,000          1.79   EQTY 2014-INNS Mortgage Trust REMICS, Floating
                            Rate Note, 5/8/31 (144A)                                      530,913
  1,020,000          1.39   EQTY 2014-INNS Mortgage Trust, Floating Rate Note,
                            5/8/31 (144A)                                               1,001,127
     34,848          1.29   Extended Stay America Trust 2013-ESH, Floating
                            Rate Note, 12/5/31 (144A)                                      34,713
    595,439                 Fannie Mae, 3.0%, 6/25/22                                     612,651
    726,299                 FDIC 2010-R1 Trust, 2.184%, 5/25/50 (144A)                    731,846
    106,510          0.61   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 6/15/36                                            107,292
    373,182                 Federal Home Loan Mortgage Corp., 2.75%, 11/15/25             383,794
    370,065                 Federal Home Loan Mortgage Corp., 3.0%, 1/15/30               383,132
    374,900                 Federal Home Loan Mortgage Corp., 3.0%, 12/15/24              383,612
    247,398                 Federal Home Loan Mortgage Corp., 3.0%, 6/15/38               253,234
    299,216          0.64   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 2/17/32                                            301,932
    374,398          0.54   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 3/15/30                                            375,534
     67,271          0.34   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 7/15/19                                             67,318
    312,917          0.69   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 7/15/28                                            316,584

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 35

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    449,416          0.69   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 7/15/31                                       $    455,797
    139,220          0.49   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 8/15/19                                            139,603
    116,369                 Federal National Mortgage Association REMICS,
                            3.0%, 4/25/40                                                 118,692
    325,664                 Federal National Mortgage Association,
                            2.75%, 6/25/20                                                332,713
    326,021          0.54   Federal National Mortgage Association, Floating
                            Rate Note, 10/18/32                                           328,608
    465,588          0.49   Federal National Mortgage Association, Floating
                            Rate Note, 11/25/27                                           467,911
    173,531          0.49   Federal National Mortgage Association, Floating
                            Rate Note, 3/25/18                                            173,948
     98,787          2.04   Federal National Mortgage Association, Floating
                            Rate Note, 9/25/22                                            100,992
     58,061          2.59   First Horizon Mortgage Pass-Through Trust 2004-AR1,
                            Floating Rate Note, 2/25/34                                    57,513
     49,088          2.63   First Horizon Mortgage Pass-Through Trust 2004-AR5,
                            Floating Rate Note, 10/25/34                                   47,814
    421,286                 Freddie Mac, 2.0%, 2/15/25                                    429,206
    485,097          4.19   FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                            Rate Note, 9/25/22 (144A)                                     485,336
    750,000          1.69   Gale Force 3 Clo, Ltd., Floating Rate Note,
                            4/19/21 (144A)                                                709,961
    500,000          5.36   GE Capital Commercial Mortgage Corp., Floating
                            Rate Note, 7/10/45 (144A)                                     499,412
    207,986                 Global Mortgage Securitization, Ltd., 5.25%, 4/25/32          200,966
    776,889          0.47   Global Mortgage Securitization, Ltd., Floating
                            Rate Note, 4/25/32                                            743,227
  1,358,606          5.23   GMAC Commercial Mortgage Securities Inc
                            Series 2006-C1 Trust, Floating Rate Note, 11/10/45          1,359,724
    201,309          2.93   GMACM Mortgage Loan Trust 2004-AR1, Floating
                            Rate Note, 6/25/34                                            191,198
  2,376,812                 Government National Mortgage Association
                            REMICS, 2.0%, 1/16/46                                       2,391,584
     79,856                 Government National Mortgage Association,
                            5.0%, 9/20/31                                                  79,894
    579,880          0.74   Government National Mortgage Association, Floating
                            Rate Note, 1/16/40                                            586,872
  1,000,000          1.50   GP Portfolio Trust 2014-GGP, Floating Rate Note,
                            2/16/27 (144A)                                              1,000,195
    712,023          5.55   GS Mortgage Securities Trust 2006-GG6 REMICS,
                            Floating Rate Note, 4/10/38                                   712,860
    495,000          1.94   GS Mortgage Securities Trust 2014-GSFL, Floating
                            Rate Note, 7/15/31 (144A)                                     492,334

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    343,044          0.97   GSAA Home Equity Trust 2004-6, Floating Rate
                            Note, 6/25/34                                            $    333,010
    202,466          2.50   GSR Mortgage Loan Trust 2003-9, Floating Rate
                            Note, 8/25/33                                                 201,265
    169,631          2.74   HarborView Mortgage Loan Trust 2004-1, Floating
                            Rate Note, 4/19/34                                            169,337
    250,000          2.49   Holmes Master Issuer Plc, Floating Rate Note,
                            10/15/54 (144A)                                               255,493
    339,025          1.30   Homestar Mortgage Acceptance Corp. REMICS, Floating
                            Rate Note, 9/25/34                                            335,896
  1,348,983          0.84   Homestar Mortgage Acceptance Corp., Floating
                            Rate Note, 3/25/34                                          1,293,726
    246,390          0.55   Homestar Mortgage Acceptance Corp., Floating
                            Rate Note, 6/25/34                                            242,757
    188,074          0.65   Homestar Mortgage Acceptance Corp., Floating
                            Rate Note, 7/25/34                                            186,495
  1,285,281          0.84   Impac CMB Trust Series 2004-4, Floating Rate Note,
                            9/25/34                                                     1,228,118
    573,593          0.82   Impac CMB Trust Series 2004-4, Floating Rate Note,
                            9/25/34                                                       548,248
    113,945          1.00   Impac CMB Trust Series 2004-6, Floating Rate Note,
                            10/25/34                                                      108,595
     65,011          2.82   Impac CMB Trust Series 2004-8, Floating Rate Note,
                            8/25/34                                                        62,407
    759,290          0.84   Impac CMB Trust Series 2005-4, Floating Rate Note,
                            5/25/35                                                       653,309
    194,731          0.54   Impac Secured Assets Trust 2006-2, Floating
                            Rate Note, 8/25/36                                            192,429
    529,627          0.40   Impac Secured Assets Trust 2006-5, Floating
                            Rate Note, 12/25/36                                           500,875
     69,881          2.70   IndyMac INDX Mortgage Loan Trust 2004-AR6,
                            Floating Rate Note, 10/25/34                                   67,105
     69,952          4.84   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2004-LN2, Floating Rate Note, 7/15/41                    69,772
     75,899          5.29   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2005-LDP3, Floating Rate Note, 8/15/42                   75,808
    500,000          5.04   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2005-LDP4, Floating Rate Note, 10/15/42                 499,556
    682,161          5.41   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2005-LDP5, Floating Rate Note, 12/15/44                 681,356
    461,749          0.48   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2006-FL2, Floating Rate Note, 11/15/18 (144A)           452,652
    184,066          0.56   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2006-FL2, Floating Rate Note, 11/15/18 (144A)           176,172
    500,000          5.56   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2006-LDP6, Floating Rate Note, 4/15/43                  505,182

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 37

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     90,038          0.35   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2006-LDP9, Floating Rate Note, 5/15/47             $     89,238
    753,066                 JP Morgan Chase Commercial Mortgage Securities
                            Trust 2007-CIBC18, 5.44%, 6/12/47                             783,732
  1,670,000          1.45   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-BXH, Floating Rate Note,
                            4/15/27 (144A)                                              1,667,214
    510,000          2.15   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-CBM, Floating Rate Note,
                            10/15/29 (144A)                                               505,834
  1,030,000          1.69   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FBLU REMICS, Floating Rate Note,
                            12/15/28 (144A)                                             1,029,600
    945,000          2.19   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FBLU, Floating Rate Note,
                            12/15/28 (144A)                                               945,776
    410,000          1.95   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FL4, Floating Rate Note, 12/16/30 (144A)           408,975
    650,000          2.30   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FL5 REMICS, Floating Rate Note,
                            7/15/31 (144A)                                                648,018
    490,000          1.55   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)            491,461
  1,170,000          1.60   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-FL6, Floating Rate Note, 11/17/31 (144A)         1,167,279
    900,000          1.12   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)            897,522
    650,000          1.90   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)            646,897
  1,100,000          1.80   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2014-PHH, Floating Rate Note, 8/16/27 (144A)          1,098,246
    700,000          2.45   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2015-COSMO, Floating Rate Note,
                            1/15/32 (144A)                                                696,058
    850,000          2.00   JP Morgan Chase Commercial Mortgage Securities
                            Trust 2015-FL7, Floating Rate Note, 5/15/28                   850,487
    258,863          2.53   JP Morgan Mortgage Trust 2004-A1, Floating
                            Rate Note, 2/25/34                                            264,450
    132,439                 JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34               136,920
    452,758          2.12   JP Morgan Mortgage Trust 2005-A3, Floating
                            Rate Note, 6/25/35                                            442,666
     10,432                 JP Morgan Mortgage Trust 2006-S3, 6.0%,
                            8/25/36 (c)                                                       236
  1,380,274          0.70   JP Morgan Seasoned Mortgage Trust 2014-1,
                            Floating Rate Note, 5/25/33 (144A)                          1,315,468
    610,557          4.77   La Hipotecaria Panamanian Mortgage Trust 2007-1,
                            Floating Rate Note, 12/23/36 (144A)                           598,346

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------

                            Thrifts & Mortgage Finance -- (continued)
    211,993          0.83   Lanark Master Issuer Plc, Floating Rate Note,
                            12/22/54 (144A)                                          $    212,077
     28,069                 LB-UBS Commercial Mortgage Trust 2004-C1,
                            4.568%, 1/15/31                                                28,304
    645,014                 LB-UBS Commercial Mortgage Trust 2006-C1
                            REMICS, 5.156%, 2/15/31                                       646,567
    500,000          6.05   LB-UBS Commercial Mortgage Trust 2006-C4,
                            Floating Rate Note, 6/15/38                                   511,306
    170,233          1.14   Lehman Brothers Small Balance Commercial
                            Mortgage Trust 2007-3 Class 1A4, Floating Rate
                            Note, 10/25/37 (144A)                                         169,368
    269,767          1.24   Lehman Brothers Small Balance Commercial
                            Mortgage Trust 2007-3, Floating Rate Note,
                            10/25/37 (144A)                                               269,394
    338,794          0.41   Lehman Brothers Small Balance Commercial, Floating
                            Rate Note, 4/25/31 (144A)                                     321,980
    434,330          0.42   Lehman Brothers Small Balance Commercial, Floating
                            Rate Note, 4/25/31 (144A)                                     414,250
  1,482,365          2.19   LSTAR Securities Investment Trust 2014-2, Floating
                            Rate Note, 12/1/21 (144A)                                   1,473,372
    897,879          2.19   LSTAR Securities Investment Trust 2015-5, Floating
                            Rate Note, 4/1/20 (144A)                                      894,656
    985,369          2.19   LSTAR Securities Investment Trust 2015-7, Floating
                            Rate Note, 7/1/20 (144A)                                      971,563
    650,000          2.20   LSTAR Securities Investment Trust 2015-8, Floating
                            Rate Note, 8/1/20 (144A)                                      642,301
    432,929          0.55   MASTR Alternative Loan Trust 2005-1, Floating
                            Rate Note, 2/25/35                                            425,177
     48,726          0.59   MASTR Asset Securitization Trust 2003-6, Floating
                            Rate Note, 7/25/18                                             47,361
  1,073,238          0.47   Merrill Lynch Mortgage Investors Trust Series 2005-A3,
                            Floating Rate Note, 4/25/35                                 1,029,887
    620,089          0.94   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-A, Floating Rate Note, 3/25/28                      587,750
    305,245          1.35   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-A, Floating Rate Note, 3/25/28                      284,639
    406,015          0.88   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-B, Floating Rate Note, 4/25/28                      392,906
    441,145          0.86   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-C REMICS, Floating Rate Note, 6/25/28               419,452
    300,893          1.14   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-C, Floating Rate Note, 6/25/28                      296,571
    357,498          0.82   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-E, Floating Rate Note, 10/25/28                     341,329
    173,468          0.84   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-G, Floating Rate Note, 1/25/29                      166,070

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 39

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
     41,312          1.85   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-G, Floating Rate Note, 1/25/29                 $     41,142
    344,575          0.84   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2003-H, Floating Rate Note, 1/25/29                      339,395
    486,179          0.66   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2004-A REMICS, Floating Rate Note, 4/25/29               466,679
    493,178          0.76   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2004-C, Floating Rate Note, 7/25/29                      459,122
    583,775          1.11   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2004-E, Floating Rate Note, 11/25/29                     563,952
    615,559          0.76   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2004-G, Floating Rate Note, 1/25/30                      579,428
    257,146          1.04   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2004-G, Floating Rate Note, 1/25/30                      249,974
    414,442          0.66   Merrill Lynch Mortgage Investors Trust Series
                            MLCC 2005-A, Floating Rate Note, 3/25/30                      402,609
    922,320          5.29   Merrill Lynch Mortgage Trust 2005-LC1, Floating
                            Rate Note, 1/12/44                                            923,244
  1,000,000          5.78   Merrill Lynch Mortgage Trust 2006-C2, Floating
                            Rate Note, 8/12/43                                          1,032,326
  1,000,000          6.03   Merrill Lynch Mortgage Trust 2007-C1, Floating
                            Rate Note, 6/12/50                                          1,043,619
  1,332,743          5.66   ML-CFC Commercial Mortgage Trust 2006-1, Floating
                            Rate Note, 2/12/39                                          1,343,097
    800,000          6.03   ML-CFC Commercial Mortgage Trust 2006-2, Floating
                            Rate Note, 6/12/46                                            818,559
    600,000          5.79   Morgan Stanley Capital I Trust 2006-HQ9, Floating
                            Rate Note, 7/12/44                                            616,878
    331,583          5.16   Morgan Stanley Capital I Trust 2006-TOP21, Floating
                            Rate Note, 10/12/52                                           331,731
    571,932          6.01   Morgan Stanley Capital I Trust 2006-TOP23, Floating
                            Rate Note, 8/12/41                                            584,560
    500,000          2.40   Morgan Stanley Capital I Trust 2015-XLF1, Floating
                            Rate Note, 8/14/31 (144A)                                     497,496
    581,748          0.47   Morgan Stanley Mortgage Loan Trust 2005-5AR,
                            Floating Rate Note, 9/25/35                                   577,606
    374,680          0.48   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                            Floating Rate Note, 11/25/35                                  361,712
    297,933          0.47   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                            Floating Rate Note, 11/25/35                                  296,411
    573,192          0.98   MortgageIT Trust 2004-1, Floating Rate
                            Note, 11/25/34                                                548,580
    700,480          0.94   MortgageIT Trust 2004-2, Floating Rate
                            Note, 12/25/34                                                680,026
     92,639          0.56   NewStar Commercial Loan Trust 2007-1, Floating
                            Rate Note, 9/30/22 (144A)                                      91,222

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------

                            Thrifts & Mortgage Finance -- (continued)
    939,557          3.11   Nomura Resecuritization Trust 2011-4R, Floating
                            Rate Note, 6/26/47 (144A)                                $    942,318
    471,381          2.05   NorthStar 2013-1, Floating Rate Note,
                            8/27/29 (144A)                                                471,824
  1,263,742          0.59   Opteum Mortgage Acceptance Corp Trust 2005-4,
                            Floating Rate Note, 11/25/35                                1,165,348
  1,273,128          0.51   Opteum Mortgage Acceptance Corp Trust 2005-4,
                            Floating Rate Note, 11/25/35                                1,195,534
    239,204                 ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                       239,204
     88,792                 ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                  88,703
     45,906                 PHH Mortgage Capital LLC, 6.6%, 12/25/27
                            (Step) (144A)                                                  45,854
    357,479                 RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                     363,699
  1,500,000          2.34   RAIT 2014-FL2 Trust, Floating Rate Note,
                            5/15/31 (144A)                                              1,487,292
    979,151          1.44   RAIT 2014-FL3 Trust, Floating Rate Note,
                            12/15/31 (144A)                                               976,882
    129,759          0.75   RALI Series 2002-QS16 Trust, Floating Rate
                            Note, 10/25/17                                                125,761
    646,424                 RALI Series 2003-QR24 Trust REMICS, 4.0%, 7/25/33             648,389
    582,204          0.69   RALI Series 2003-QS11 Trust, Floating Rate Note,
                            6/25/33                                                       542,997
     24,987                 RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                     25,311
    123,572                 RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                    127,272
    285,898          0.64   RALI Series 2003-QS9 Trust, Floating Rate Note,
                            5/25/18                                                       279,855
    155,274                 RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                    158,034
     88,012          0.79   RALI Series 2004-QS5 Trust, Floating Rate Note,
                            4/25/34                                                        87,150
    802,248          0.50   RALI Series 2005-QA1 Trust, Floating Rate Note,
                            1/25/35                                                       765,894
     43,799          6.34   RAMP Series 2004-SL4 Trust, Floating Rate Note,
                            5/25/18                                                        44,144
    746,291          0.69   RBSSP Resecuritization Trust 2009-5, Floating
                            Rate Note, 8/26/37 (144A)                                     708,818
     90,895          0.54   Regatta Funding, Ltd., Floating Rate Note,
                            6/15/20 (144A)                                                 90,521
  1,188,969          1.64   RESI Finance LP 2003-CB1, Floating Rate Note,
                            7/9/35                                                      1,110,238
    395,621          0.99   RESI MAC, 2014-1A, Floating Rate Note, 6/12/19                395,240
  1,271,579          0.60   Residential Asset Securitization Trust 2003-A2,
                            Floating Rate Note, 5/25/33                                 1,168,221
  1,480,000          1.25   Resource Capital Corp 2014-CRE2, Ltd., Floating
                            Rate Note, 4/15/32 (144A)                                   1,469,427

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 41

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
  1,000,000          2.35   Resource Capital Corp. CRE Notes 2013, Ltd.,
                            Floating Rate Note, 12/15/28 (144A)                      $  1,000,435
    127,965                 RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                    130,659
    381,859                 RREF 2014-LT6 LLC, 2.75%, 9/15/24 (144A)                      381,826
    628,977                 RREF 2015-LT7 LLC, 3.0%, 12/25/32 (144A)                      628,606
    763,684                 Selene Non-Performing Loans LLC, 2.9814%,
                            5/25/54 (Step) (144A)                                         756,557
    597,830          0.82   Sequoia Mortgage Trust 2003-5, Floating Rate
                            Note, 9/20/33                                                 582,844
    194,503          0.84   Sequoia Mortgage Trust 2004-10, Floating Rate
                            Note, 11/20/34                                                183,430
    199,722          1.78   Sequoia Mortgage Trust 2004-7, Floating Rate
                            Note, 8/20/34                                                 201,116
    717,152          0.96   Sequoia Mortgage Trust 2005-1, Floating Rate
                            Note, 2/20/35                                                 678,721
    306,675          2.25   Sequoia Mortgage Trust 2013-8, Floating Rate
                            Note, 6/25/43                                                 296,480
    130,893          3.00   Sequoia Mortgage Trust 2013-8, Floating Rate
                            Note, 6/25/43                                                 127,457
    310,987                 SilverLeaf Finance XVII LLC, 2.71%, 3/16/26 (144A)            311,099
    290,000          1.94   Silverstone Master Issuer Plc, Floating Rate Note,
                            1/21/55 (144A)                                                295,186
    630,000                 Small Business Administration Participation
                            Certificates, 2.24%, 4/15/43 (144A)                           623,406
    118,408          2.86   Structured Adjustable Rate Mortgage Loan Trust
                            Class 1A1, Floating Rate Note, 3/25/34                        117,573
    105,538          2.50   Structured Adjustable Rate Mortgage Loan Trust,
                            Floating Rate Note, 11/25/34                                  104,297
    927,120          1.04   Structured Adjustable Rate Mortgage Loan Trust,
                            Floating Rate Note, 11/25/34                                  847,157
  1,168,968          0.88   Structured Asset Mortgage Investments II Trust
                            2004-AR8, Floating Rate Note, 5/19/35                       1,135,823
    538,810          3.62   Structured Asset Mortgage Investments II Trust
                            2005-AR2, Floating Rate Note, 5/25/45                         445,718
     88,336          0.69   Structured Asset Mortgage Investments II Trust
                            2005-F1 REMICS, Floating Rate Note, 8/26/35                    87,797
    355,798          1.10   Structured Asset Mortgage Investments Trust
                            2002-AR5, Floating Rate Note, 5/19/33                         347,561
    120,993          2.56   Structured Asset Securities Corp. Mortgage
                            Certificates Series 2003-31A, Floating Rate
                            Note, 10/25/33                                                119,983
     69,765                 Structured Asset Securities Corp. Mortgage Loan
                            Trust 2005-2XS, 4.65%, 2/25/35 (Step)                          71,004
    882,889          2.42   Structured Asset Securities Corp. Mortgage
                            Pass-Through Certificates Series 2003-24A,
                            Floating Rate Note, 7/25/33                                   868,991

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    201,176          0.70   Structured Asset Securities Corp. Mortgage
                            Pass-Through Certificates Series 2003-35,
                            Floating Rate Note, 12/25/33                             $    199,695
    116,358          2.16   Thornburg Mortgage Securities Trust 2003-3,
                            Floating Rate Note, 6/25/43                                   115,614
    186,975          1.38   Thornburg Mortgage Securities Trust 2004-1,
                            Floating Rate Note, 3/25/44                                   182,789
  1,307,286          0.94   Thornburg Mortgage Securities Trust 2004-3,
                            Floating Rate Note, 9/25/44                                 1,255,539
    171,912          1.74   Thornburg Mortgage Securities Trust 2004-4,
                            Floating Rate Note, 12/25/44                                  169,236
    525,000                 TimberStar Trust I REMICS, 5.668%,
                            10/15/36 (144A)                                               545,551
    540,704          2.19   Velocity Commercial Capital Loan Trust 2014-1,
                            Floating Rate Note, 9/25/44 (144A)                            539,352
  1,033,997          2.63   Velocity Commercial Capital Loan Trust 2015-1,
                            Floating Rate Note, 6/25/45 (144A)                          1,033,997
    384,721                 VFC 2014-2 LLC, 2.75%, 7/20/30 (144A)                         384,633
    252,780                 VFC 2015-3 LLC, 2.75%, 12/20/31 (144A)                        252,565
    179,133          5.47   Wachovia Bank Commercial Mortgage Trust
                            Series 2005-C22 REMICS, Floating Rate
                            Note, 12/15/44                                                179,528
    733,713          5.42   Wachovia Bank Commercial Mortgage Trust
                            Series 2006-C23 REMICS, Floating Rate
                            Note, 1/15/45                                                 734,467
    272,000          5.66   Wachovia Bank Commercial Mortgage Trust
                            Series 2006-C24, Floating Rate Note, 3/15/45                  273,344
    866,174          5.90   Wachovia Bank Commercial Mortgage Trust
                            Series 2006-C25, Floating Rate Note, 5/15/43                  874,556
    335,212          1.58   WaMu Mortgage Pass-Through Certificates
                            Series 2002-AR6 Trust, Floating Rate Note, 6/25/42            323,453
    416,860                 WaMu Mortgage Pass-Through Certificates
                            Series 2003-S10, 5.0%, 10/25/18                               422,146
    443,758          1.02   Wells Fargo Alternative Loan 2005-2 Trust, Floating
                            Rate Note, 10/25/35                                           442,318
  1,250,000          2.05   Wells Fargo Commercial Mortgage Trust 2014-TISH
                            REMICS, Floating Rate Note, 2/16/27 (144A)                  1,231,928
    228,707          0.79   Wells Fargo Mortgage Backed Securities 2005-4 Trust,
                            Floating Rate Note, 4/25/35                                   222,278
    265,557          0.52   Westwood CDO II, Ltd., Floating Rate Note,
                            4/25/22 (144A)                                                261,038
                                                                                     ------------
                                                                                     $152,622,532
                                                                                     ------------
                            Total Banks                                              $154,289,277
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 43

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 1.2%
                            Other Diversified Financial Services -- 0.9%
  1,762,206          5.86   Credit Suisse Commercial Mortgage Trust Series
                            2006-C2 REMICS, Floating Rate Note, 3/15/39              $  1,775,369
    399,000          2.15   Del Coronado Trust 2013-DEL, Floating Rate Note,
                            3/16/26 (144A)                                                398,089
    248,379          0.44   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 8/15/25                                            248,664
    376,789                 Federal Home Loan Mortgage Corp., 6.0%, 1/15/28               386,311
    431,419                 Freddie Mac, 4.0%, 5/15/37                                    442,683
    492,733          2.94   Hilton USA Trust 2013-HLF, Floating Rate Note,
                            11/5/30 (144A)                                                492,211
  1,074,157          1.69   Hilton USA Trust 2013-HLF, Floating Rate Note,
                            11/5/30 (144A)                                              1,073,020
    165,754                 Nomura Asset Acceptance Corp. Alternative Loan
                            Trust Series 2003-A3, 5.5%, 8/25/33 (Step)                    172,667
    100,721                 Rialto Capital Management LLC, 2.85%,
                            5/15/24 (144A)                                                100,750
                                                                                     ------------
                                                                                     $  5,089,764
-------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.0%+
     68,500          1.79   Fosse Master Issuer Plc, Floating Rate Note,
                            10/18/54                                                 $     68,955
-------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.3%
  1,688,893                 Banc of America Commercial Mortgage Trust 2006-4
                            REMICS, 5.634%, 7/10/46                                  $  1,723,233
     38,327                 Morgan Stanley Dean Witter Capital I Trust
                            2001-TOP3, 6.79%, 7/15/33                                      38,782
                                                                                     ------------
                                                                                     $  1,762,015
                                                                                     ------------
                            Total Diversified Financials                             $  6,920,734
-------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 8.0%
                            Government -- 8.0%
    771,077          1.15   Fannie Mae Connecticut Avenue Securities, Floating
                            Rate Note, 5/25/24                                       $    765,803
  1,103,542          1.40   Fannie Mae Connecticut Avenue Securities, Floating
                            Rate Note, 7/25/24                                          1,101,156
    214,508          2.29   Fannie Mae Trust 2005-W4, Floating Rate
                            Note, 6/25/45                                                 222,083
    629,574          0.45   Fannie Mae Whole Loan, Floating Rate Note,
                            11/25/46                                                      630,674
     61,999                 Federal Home Loan Mortgage Corp. REMICS,
                            3.5%, 10/15/18                                                 63,767
     52,100                 Federal Home Loan Mortgage Corp. REMICS,
                            3.5%, 6/15/28                                                  52,395
     13,794                 Federal Home Loan Mortgage Corp. REMICS,
                            5.5%, 10/15/35                                                 13,844

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Government -- (continued)
     66,156          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 1/15/36                                       $     66,238
    917,512          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 1/15/37                                            922,352
     93,699          0.39   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 10/15/20                                            93,875
    223,951          0.77   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 10/15/37                                           226,545
    188,138          0.54   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 11/15/36                                           189,034
     85,633          0.54   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 11/15/36                                            86,026
    430,407          0.56   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 11/15/37                                           432,126
    114,220          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 12/15/32                                           114,747
    177,133          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 12/15/32                                           178,015
    310,721          0.51   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 12/15/35                                           311,999
    229,200          0.89   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 12/15/39                                           233,019
    218,076          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/30                                            218,081
    205,838          1.19   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/32                                            211,714
    246,150          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/33                                            248,404
    172,632          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/36                                            172,788
    110,867          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/37                                            110,954
    124,232          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/39                                            124,563
    288,486          0.69   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/41                                            289,909
    169,922          0.74   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/42                                            171,365
    146,112          1.19   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 3/15/32                                            149,858
    254,722          1.19   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 3/15/32                                            262,763
    567,671          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 3/15/38                                            570,533
    571,531          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 3/15/41                                            573,671

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 45

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Government -- (continued)
    212,279          0.74   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 4/15/27                                       $    215,200
    209,470          0.69   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 4/15/28                                            212,273
    117,788          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 4/15/36                                            118,262
    388,605          0.61   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 4/15/41                                            391,391
    122,957          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 5/15/36                                            123,712
     91,853          0.37   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 5/15/36                                             91,907
     91,407          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 5/15/41                                             92,022
    263,277          0.62   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 6/15/41                                            264,509
    148,999          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 7/15/23                                            149,639
    195,370          0.69   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 7/15/36                                            196,663
     77,939          0.79   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 8/15/18                                             78,446
    113,218          0.39   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 8/15/26                                            113,191
     78,689          0.44   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 8/15/35                                             78,657
    207,705          0.44   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 8/15/36                                            207,926
    196,967          0.49   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 9/15/26                                            197,370
    132,680          0.64   Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 9/15/33                                            133,022
    123,563                 Federal Home Loan Mortgage Corp., 3.5%, 8/15/28               127,959
    221,497                 Federal Home Loan Mortgage Corp., 4.0%, 1/15/34               228,167
  1,419,483          0.69   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 1/15/33                                          1,432,081
    193,478          0.44   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 1/15/35                                            194,602
     84,296          0.51   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 11/15/36                                            84,464
    321,800          0.76   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 3/15/32                                            326,463
    856,036          0.50   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 4/15/33                                            861,492
    523,488          0.54   Federal Home Loan Mortgage Corp., Floating
                            Rate Note, 4/15/36                                            525,907

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Government -- (continued)
    830,000          3.44   Federal National Mortgage Association 2004-T2,
                            Floating Rate Note, 7/25/43                              $    862,559
     80,080                 Federal National Mortgage Association 2006-48-T,
                            5.5%, 12/25/34                                                 80,355
    133,875                 Federal National Mortgage Association REMICS,
                            1.5%, 11/25/20                                                134,366
    240,093                 Federal National Mortgage Association REMICS,
                            1.75%, 12/25/22                                               241,617
    585,339                 Federal National Mortgage Association REMICS,
                            3.0%, 1/25/21                                                 600,999
    230,027                 Federal National Mortgage Association REMICS,
                            3.5%, 10/25/39                                                239,422
    592,614                 Federal National Mortgage Association REMICS,
                            4.0%, 5/25/29                                                 596,618
      9,496                 Federal National Mortgage Association REMICS,
                            5.0%, 9/25/39                                                   9,736
     94,387                 Federal National Mortgage Association REMICS,
                            6.0%, 6/25/29                                                 106,783
     61,565          0.84   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 1/18/32                                    62,639
    131,640          1.04   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 1/25/24                                   131,865
     80,739          0.69   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 1/25/33                                    81,624
    158,089          0.49   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 10/25/35                                  158,340
    379,205          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 10/25/36                                  380,866
    157,846          1.41   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 10/25/38                                  161,845
  1,111,395          0.38   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 10/27/37                                1,099,145
    388,102          1.19   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 11/18/32                                  398,584
    267,092          0.55   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 11/25/36                                  268,030
    380,295          0.89   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 11/25/39                                  385,192
    217,342          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 12/18/32                                  218,207
    115,426          1.09   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 12/25/31                                  118,151
    605,545          0.69   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 12/25/32                                  613,085
    143,833          0.81   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 12/25/37                                  145,820

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 47

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Government -- (continued)
    189,666          0.54   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 2/25/33                              $    191,167
    175,895          0.50   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 2/25/35                                   176,076
    132,865          0.44   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 2/25/37                                   132,971
    158,669          0.39   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 2/25/37                                   158,454
    107,016          0.64   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 2/25/38                                   107,471
    136,633          0.69   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/24                                   138,206
    271,431          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/34                                   273,744
    174,001          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/34                                   174,888
    197,893          0.54   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/35                                   198,722
  1,060,024          0.49   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/36                                 1,061,304
    197,468          0.44   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/37                                   198,139
    203,749          0.55   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/37                                   204,755
    114,958          0.44   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/37                                   115,026
    225,572          0.54   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/37                                   226,287
    827,230          0.42   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 3/25/45                                   829,219
    521,688          1.09   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 4/25/32                                   533,395
    528,787          1.19   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 4/25/32                                   545,560
     63,936          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 4/25/34                                    64,597
    277,926          0.44   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 4/25/36                                   278,688
    557,319          0.69   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 5/18/32                                   562,322
     53,878          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 5/25/17                                    53,943
     86,540          0.69   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 5/25/33                                    87,407
    162,558          0.54   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 5/25/36                                   163,049

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Government -- (continued)
    209,657          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 5/25/37                              $    210,953
    264,101          0.74   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 5/25/40                                   266,226
    194,465          0.64   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 6/25/36                                   195,864
    226,166          0.43   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 6/25/37                                   225,764
     83,921          0.44   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 6/25/37                                    84,019
    261,937          0.44   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 6/25/37                                   262,397
    111,952          0.69   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 6/25/38                                   112,651
     92,609          0.59   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 7/25/34                                    93,563
    144,950          0.49   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 7/25/35                                   145,217
    307,828          0.44   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 7/25/35                                   307,774
    323,095          1.09   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 7/25/38                                   330,796
    386,745          0.61   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 8/25/36                                   388,275
    254,635          0.49   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 8/25/40                                   255,992
    448,754          0.69   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/33                                   453,014
    142,018          0.54   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/36                                   142,685
    168,859          0.76   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/36                                   170,115
     92,565          0.64   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/37                                    93,176
    270,170          0.76   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/37                                   273,300
    294,615          0.77   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/37                                   298,197
     73,044          0.76   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/37                                    73,844
     82,675          0.74   Federal National Mortgage Association REMICS,
                            Floating Rate Note, 9/25/39                                    83,287
    160,364                 Federal National Mortgage Association,
                            2.5%, 4/25/36                                                 163,008
    394,829                 Federal National Mortgage Association,
                            3.0%, 6/25/39                                                 402,209
     51,572                 Federal National Mortgage Association,
                            3.5%, 1/25/24                                                  51,600

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 49

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Government -- (continued)
    202,972                 Federal National Mortgage Association,
                            3.5%, 3/25/28                                            $    204,146
    166,993                 Federal National Mortgage Association,
                            3.5%, 7/25/24                                                 170,649
    891,101                 Federal National Mortgage Association,
                            4.5%, 6/25/40                                                 963,961
     63,705                 Federal National Mortgage Association,
                            5.0%, 7/25/32                                                  63,935
    326,247          1.04   Federal National Mortgage Association, Floating
                            Rate Note, 2/25/23                                            332,926
    379,476          0.54   Federal National Mortgage Association, Floating
                            Rate Note, 3/25/36                                            380,641
    821,838          0.69   Federal National Mortgage Association, Floating
                            Rate Note, 4/25/33                                            829,628
    197,303          2.71   Federal National Mortgage Association, Floating
                            Rate Note, 4/25/45                                            211,222
    507,640          0.69   Federal National Mortgage Association, Floating
                            Rate Note, 6/25/32                                            513,689
    668,600          0.59   Federal National Mortgage Association, Floating
                            Rate Note, 6/25/36                                            672,296
    299,775          0.49   Federal National Mortgage Association, Floating
                            Rate Note, 8/25/35                                            300,391
    746,907          1.14   Freddie Mac REMICS, Floating Rate Note, 2/15/32               769,091
    111,846          0.54   Freddie Mac Strips, Floating Rate Note, 12/15/36              112,141
    275,687          0.49   Freddie Mac Strips, Floating Rate Note, 8/15/36               276,270
    200,686          1.59   Freddie Mac Structured Agency Credit Risk Debt Notes,
                            Floating Rate Note, 10/25/24                                  200,698
    422,266          1.20   Freddie Mac Structured Agency Credit Risk Debt Notes,
                            Floating Rate Note, 2/25/24                                   422,068
    314,305          1.55   Freddie Mac Structured Agency Credit Risk Debt Notes,
                            Floating Rate Note, 8/25/24                                   314,202
    409,000          3.42   FREMF Mortgage Trust Class B, Floating Rate
                            Note, 11/25/46 (144A)                                         415,883
  2,133,409                 Government National Mortgage Association REMICS,
                            4.0%, 9/20/37                                               2,201,277
     92,841                 Government National Mortgage Association,
                            3.0%, 12/20/38                                                 94,939
    798,946                 Government National Mortgage Association,
                            3.0%, 12/20/38                                                808,948
    214,778                 Government National Mortgage Association,
                            3.0%, 4/20/41                                                 222,774
    392,259                 Government National Mortgage Association,
                            3.5%, 5/20/39                                                 408,963
    260,735                 Government National Mortgage Association,
                            3.5%, 8/20/38                                                 267,368
     74,718                 Government National Mortgage Association,
                            5.0%, 4/20/36                                                  77,697

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Government -- (continued)
    241,241          0.44   Government National Mortgage Association, Floating
                            Rate Note, 1/16/35                                       $    241,420
    187,941          0.84   Government National Mortgage Association, Floating
                            Rate Note, 2/16/30                                            189,759
    237,731          0.44   Government National Mortgage Association, Floating
                            Rate Note, 2/20/35                                            238,153
    177,943          0.69   Government National Mortgage Association, Floating
                            Rate Note, 2/20/38                                            179,722
    234,812          0.49   Government National Mortgage Association, Floating
                            Rate Note, 4/16/31                                            235,454
    128,262          0.69   Government National Mortgage Association, Floating
                            Rate Note, 4/16/32                                            129,069
    543,085          0.74   Government National Mortgage Association, Floating
                            Rate Note, 4/16/32                                            549,731
      9,390          0.59   Government National Mortgage Association, Floating
                            Rate Note, 8/20/35                                              9,391
    455,923          0.49   Government National Mortgage Association, Floating
                            Rate Note, 8/20/40                                            451,450
     12,320          0.49   Government National Mortgage Association, Floating
                            Rate Note, 9/20/33                                             12,321
    306,556          0.70   NCUA Guaranteed Notes Trust REMICS, Floating
                            Rate Note, 3/2/21                                             306,704
                                                                                     ------------
                                                                                     $ 47,687,767
                                                                                     ------------
                            Total Government                                         $ 47,687,767
-------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $211,855,599)                                      $210,100,675
-------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 32.4%
                            ENERGY -- 2.1%
                            Oil & Gas Equipment & Services -- 0.1%
    775,000                 National Oilwell Varco, Inc., 1.35%, 12/1/17             $    768,663
-------------------------------------------------------------------------------------------------
                            Integrated Oil & Gas -- 0.4%
  1,000,000                 ConocoPhillips Co., 1.05%, 12/15/17                      $    990,129
    750,000          0.48   Shell International Finance BV, Floating Rate
                            Note, 11/15/16                                                751,123
    500,000                 Total Capital International SA, 0.75%, 1/25/16                500,492
                                                                                     ------------
                                                                                     $  2,241,744
-------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.6%
    277,000          0.65   Canadian Natural Resources, Ltd., Floating
                            Rate Note, 3/30/16                                       $    276,274
    750,000                 Hess Corp., 1.3%, 6/15/17                                     744,743
  1,496,000                 Marathon Oil Corp., 0.9%, 11/1/15                           1,495,529
    800,000                 WPX Energy, Inc., 7.5%, 8/1/20                                768,304
                                                                                     ------------
                                                                                     $  3,284,850
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 51

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.2%
    500,000                 GS Caltex Corp., 3.25%, 10/1/18 (144A)                   $    509,010
    750,000                 Phillips 66, 2.95%, 5/1/17                                    766,408
                                                                                     ------------
                                                                                     $  1,275,418
-------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.8%
    500,000          0.93   Enbridge, Inc., Floating Rate Note, 10/1/16              $    498,365
    750,000                 Energy Transfer Partners LP, 2.5%, 6/15/18                    744,839
    750,000                 Enterprise Products Operating LLC, 1.65%, 5/7/18              743,467
  1,000,000                 Enterprise Products Operating LLC, 3.2%, 2/1/16             1,008,148
    700,000                 Kinder Morgan, Inc. Delaware, 2.0%, 12/1/17                   693,122
    375,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                  376,211
    690,000          0.95   TransCanada PipeLines, Ltd., Floating Rate
                            Note, 6/30/16                                                 689,909
                                                                                     ------------
                                                                                     $  4,754,061
                                                                                     ------------
                            Total Energy                                             $ 12,324,736
-------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.5%
                            Fertilizers & Agricultural Chemicals -- 0.2%
  1,000,000                 Monsanto Co., 1.15%, 6/30/17                             $    992,831
-------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.2%
    500,000          0.52   BHP Billiton Finance USA, Ltd., Floating Rate
                            Note, 9/30/16                                            $    499,222
    560,000          1.11   Rio Tinto Finance USA Plc, Floating Rate
                            Note, 6/17/16                                                 560,644
                                                                                     ------------
                                                                                     $  1,059,866
-------------------------------------------------------------------------------------------------
                            Steel -- 0.1%
  1,000,000          1.44   Glencore Funding LLC, Floating Rate Note,
                            5/27/16 (144A)                                           $    992,741
                                                                                     ------------
                            Total Materials                                          $  3,045,438
-------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 1.4%
                            Aerospace & Defense -- 0.5%
    586,000                 L-3 Communications Corp., 1.5%, 5/28/17                  $    579,890
    500,000                 Precision Castparts Corp., 1.25%, 1/15/18                     496,307
  1,050,000                 The Boeing Co., 0.95%, 5/15/18                              1,033,668
    500,000                 United Technologies Corp., 1.778%, 5/4/18 (Step)              497,747
                                                                                     ------------
                                                                                     $  2,607,612
-------------------------------------------------------------------------------------------------
                            Construction & Farm Machinery &
                            Heavy Trucks -- 0.5%
  1,098,000                 John Deere Capital Corp., 1.05%, 10/11/16                $  1,099,218
    750,000                 John Deere Capital Corp., 1.05%, 12/15/16                     750,725
  1,090,000          0.57   John Deere Capital Corp., Floating Rate
                            Note, 10/11/16                                              1,091,470
                                                                                     ------------
                                                                                     $  2,941,413
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.1%
    750,000                 Xylem, Inc. New York, 3.55%, 9/20/16                     $    766,034
-------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.3%
  1,100,000                 Aircastle, Ltd., 6.75%, 4/15/17                          $  1,160,500
    750,000                 GATX Corp., 1.25%, 3/4/17                                     745,133
                                                                                     ------------
                                                                                     $  1,905,633
                                                                                     ------------
                            Total Capital Goods                                      $  8,220,692
-------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 2.0%
                            Auto Parts & Equipment -- 0.1%
    700,000                 Johnson Controls, Inc., 1.4%, 11/2/17                    $    693,204
-------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 1.9%
  1,000,000                 Daimler Finance North America LLC, 1.45%,
                            8/1/16 (144A)                                            $  1,002,801
    750,000          0.61   Daimler Finance North America LLC, Floating Rate
                            Note, 3/10/17 (144A)                                          747,160
    617,000          0.62   Daimler Finance North America LLC, Floating Rate
                            Note, 8/1/17 (144A)                                           612,703
    500,000                 Ford Motor Credit Co. LLC, 1.7%, 5/9/16                       501,403
    700,000                 Ford Motor Credit Co. LLC, 1.724%, 12/6/17                    693,607
    250,000                 Ford Motor Credit Co. LLC, 2.375%, 1/16/18                    249,534
  1,000,000                 Ford Motor Credit Co. LLC, 2.875%, 10/1/18                  1,007,842
    500,000          0.91   Ford Motor Credit Co. LLC, Floating Rate
                            Note, 3/27/17                                                 497,966
    750,000          0.80   Ford Motor Credit Co. LLC, Floating Rate
                            Note, 9/8/17                                                  741,670
  1,000,000                 Nissan Motor Acceptance Corp., 2.65%,
                            9/26/18 (144A)                                              1,017,571
    500,000          0.81   Nissan Motor Acceptance Corp., Floating Rate
                            Note, 3/3/17 (144A)                                           500,670
    750,000                 Toyota Motor Credit Corp., 1.125%, 5/16/17                    750,206
  1,000,000          0.50   Volkswagen Group of America Finance LLC, Floating
                            Rate Note, 5/23/16 (144A)                                     999,758
    750,000                 Volkswagen International Finance NV, 1.125%,
                            11/18/16 (144A)                                               749,044
    750,000                 Volkswagen International Finance NV, 1.15%,
                            11/20/15 (144A)                                               750,637
    500,000                 Volkswagen International Finance NV, 1.6%,
                            11/20/17 (144A)                                               500,550
                                                                                     ------------
                                                                                     $ 11,323,122
                                                                                     ------------
                            Total Automobiles & Components                           $ 12,016,326
-------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.1%
                            Homebuilding -- 0.1%
    650,000                 DR Horton, Inc., 4.0%, 2/15/20                           $    653,250
                                                                                     ------------
                            Total Consumer Durables & Apparel                        $    653,250
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 53

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.1%
                            Restaurants -- 0.1%
    605,000                 Starbucks Corp., 0.875%, 12/5/16                         $    604,552
                                                                                     ------------
                            Total Consumer Services                                  $    604,552
-------------------------------------------------------------------------------------------------
                            MEDIA -- 0.1%
                            Publishing -- 0.1%
    250,000                 Thomson Reuters Corp., 0.875%, 5/23/16                   $    249,786
    500,000                 Thomson Reuters Corp., 1.3%, 2/23/17                          498,126
                                                                                     ------------
                                                                                     $    747,912
                                                                                     ------------
                            Total Media                                              $    747,912
-------------------------------------------------------------------------------------------------
                            RETAILING -- 0.1%
                            Automotive Retail -- 0.1%
    500,000                 Volkswagen Group of America Finance LLC, 1.65%,
                            5/22/18 (144A)                                           $    495,990
                                                                                     ------------
                            Total Retailing                                          $    495,990
-------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.2%
                            Food Retail -- 0.1%
    750,000          0.73   Walgreens Boots Alliance, Inc., Floating Rate
                            Note, 5/18/16                                            $    749,634
-------------------------------------------------------------------------------------------------
                            Hypermarkets & Super Centers -- 0.1%
    740,000                 Costco Wholesale Corp., 1.125%, 12/15/17                 $    736,404
                                                                                     ------------
                            Total Food & Staples Retailing                           $  1,486,038
-------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.4%
                            Brewers -- 0.1%
    500,000          0.47   Anheuser-Busch InBev Finance, Inc., Floating
                            Rate Note, 1/27/17                                       $    499,167
-------------------------------------------------------------------------------------------------
                            Soft Drinks -- 0.0%+
    189,000                 Coca-Cola Enterprises, Inc., 2.125%, 9/15/15             $    189,100
-------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.2%
    250,000                 General Mills, Inc., 0.875%, 1/29/16                     $    250,164
  1,000,000                 Wm Wrigley Jr Co., 2.0%, 10/20/17 (144A)                    1,005,917
                                                                                     ------------
                                                                                     $  1,256,081
-------------------------------------------------------------------------------------------------
                            Tobacco -- 0.1%
    310,000                 Altria Group, Inc., 4.125%, 9/11/15                      $    310,244
                                                                                     ------------
                            Total Food, Beverage & Tobacco                           $  2,254,592
-------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                            Household Products -- 0.1%
    500,000                 Reckitt Benckiser Treasury Services Plc, 2.125%,
                            9/21/18 (144A)                                           $    499,868
                                                                                     ------------
                            Total Household & Personal Products                      $    499,868
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                            Health Care Equipment -- 0.6%
    500,000                 Baxter International, Inc., 0.95%, 6/1/16                $    499,218
    750,000                 Becton Dickinson and Co., 1.45%, 5/15/17                      747,044
    750,000                 Becton Dickinson and Co., 1.8%, 12/15/17                      749,485
    500,000                 Boston Scientific Corp., 2.65%, 10/1/18                       503,431
    460,000                 Medtronic, Inc., 4.75%, 9/15/15                               460,622
    510,000                 St. Jude Medical, Inc., 2.5%, 1/15/16                         513,056
                                                                                     ------------
                                                                                     $  3,472,856
-------------------------------------------------------------------------------------------------
                            Health Care Distributors -- 0.0%+
    235,000          0.68   McKesson Corp., Floating Rate Note, 9/10/15              $    235,000
-------------------------------------------------------------------------------------------------
                            Health Care Services -- 0.3%
    750,000                 Express Scripts Holding Co., 2.25%, 6/15/19              $    741,671
  1,000,000                 Express Scripts Holding Co., 3.125%, 5/15/16                1,013,098
                                                                                     ------------
                                                                                     $  1,754,769
-------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.1%
    500,000                 UnitedHealth Group, Inc., 1.875%, 11/15/16               $    504,672
                                                                                     ------------
                            Total Health Care Equipment & Services                   $  5,967,297
-------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.6%
                            Biotechnology -- 0.1%
    500,000                 Amgen, Inc., 2.5%, 11/15/16                              $    507,352
-------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.3%
    750,000                 Bayer US Finance LLC, 1.5%, 10/6/17 (144A)               $    751,954
    750,000          0.42   Pfizer, Inc., Floating Rate Note, 5/15/17                     748,822
    500,000                 Zoetis, Inc., 1.15%, 2/1/16                                   499,790
                                                                                     ------------
                                                                                     $  2,000,566
-------------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 0.2%
  1,000,000                 Thermo Fisher Scientific, Inc., 2.4%, 2/1/19             $    997,793
                                                                                     ------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                            $  3,505,711
-------------------------------------------------------------------------------------------------
                            BANKS -- 8.7%
                            Diversified Banks -- 5.4%
    750,000          0.69   Abbey National Treasury Services Plc London, Floating
                            Rate Note, 9/29/17                                       $    746,411
    500,000                 ABN AMRO Bank NV, 1.375%, 1/22/16 (144A)                      500,872
    750,000          1.08   ABN AMRO Bank NV, Floating Rate Note,
                            10/28/16 (144A)                                               752,842
  1,000,000                 ANZ New Zealand Int'l, Ltd. London, 1.125%,
                            3/24/16 (144A)                                              1,002,485
  1,075,000                 Bank of America Corp., 1.25%, 1/11/16                       1,076,331

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 55

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Diversified Banks -- (continued)
    500,000                 Bank of America Corp., 1.35%, 11/21/16                   $    499,254
    500,000                 Bank of America Corp., 3.7%, 9/1/15                           500,000
    408,000          0.89   Bank of America Corp., Floating Rate
                            Note, 8/25/17                                                 407,189
    750,000                 Bank of America NA, 1.75%, 6/5/18                             746,106
  1,215,000                 Bank of Montreal, 0.8%, 11/6/15                             1,215,668
    229,000          0.86   Barclays Bank Plc, Floating Rate Note, 2/17/17                227,901
    550,000          1.53   BPCE SA, Floating Rate Note, 4/25/16                          552,647
    500,000                 Citigroup, Inc., 1.3%, 4/1/16                                 501,010
    750,000                 Citigroup, Inc., 1.8%, 2/5/18                                 746,520
    750,000          0.95   Citigroup, Inc., Floating Rate Note, 11/15/16                 752,609
    500,000          1.07   Citigroup, Inc., Floating Rate Note, 4/1/16                   500,530
    750,000          1.24   Citigroup, Inc., Floating Rate Note, 7/25/16                  751,792
    650,000          0.63   Commonwealth Bank of Australia, Floating Rate
                            Note, 3/13/17 (144A)                                          650,278
    460,000          1.07   Commonwealth Bank of Australia, Floating Rate
                            Note, 9/18/15 (144A)                                          460,157
    750,000          0.55   Commonwealth Bank of Australia, Floating Rate
                            Note, 9/8/17 (144A)                                           746,548
    500,000          0.75   Cooperatieve Centrale Raiffeisen-Boerenleenbank
                            BA New York, Floating Rate Note, 3/18/16                      500,794
    750,000                 HSBC Bank Middle East, Ltd., 3.0%, 10/21/15                   750,903
    750,000          0.56   HSBC USA, Inc., Floating Rate Note, 6/23/17                   746,384
    500,000                 Intesa Sanpaolo S.p.A., 3.125%, 1/15/16                       503,560
    492,000                 JPMorgan Chase & Co., 1.1%, 10/15/15                          492,345
    500,000          0.79   JPMorgan Chase & Co., Floating Rate Note, 2/15/17             499,332
    500,000          1.96   JPMorgan Chase & Co., Floating Rate Note, 2/25/21             493,600
    320,000          0.90   JPMorgan Chase & Co., Floating Rate Note, 2/26/16             320,124
    250,000          0.74   Nordea Bank AB, Floating Rate Note,
                            5/13/16 (144A)                                                250,460
  1,000,000                 Royal Bank of Canada, 1.45%, 9/9/16                         1,005,746
    550,000          0.61   Royal Bank of Canada, Floating Rate Note, 1/23/17             550,160
  1,000,000          0.51   Royal Bank of Canada, Floating Rate Note, 6/16/17             998,899
    750,000          0.71   Sumitomo Mitsui Banking Corp., Floating Rate
                            Note, 1/10/17                                                 747,917
    300,000          0.95   Sumitomo Mitsui Banking Corp., Floating Rate
                            Note, 7/19/16                                                 300,292
    500,000          1.05   Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                            Note, 9/16/16 (144A)                                          501,634
  1,000,000          0.73   Svenska Handelsbanken AB, Floating Rate
                            Note, 9/23/16                                               1,001,526
    500,000                 The Bank of Nova Scotia, 1.1%, 12/13/16                       499,827
    500,000                 The Bank of Nova Scotia, 1.375%, 7/15/16                      502,702

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Diversified Banks -- (continued)
    500,000                 The Bank of Nova Scotia, 1.45%, 4/25/18                  $    495,320
  1,000,000                 The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.55%,
                            9/9/16 (144A)                                               1,005,082
    305,000                 The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.7%,
                            9/9/18 (144A)                                                 308,932
    500,000          0.67   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating Rate
                            Note, 3/10/17 (144A)                                          498,936
    500,000          0.57   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating Rate
                            Note, 9/8/17 (144A)                                           498,596
    500,000                 The Huntington National Bank, 1.3%, 11/20/16                  499,189
    500,000          0.70   The Huntington National Bank, Floating Rate
                            Note, 4/24/17                                                 496,484
    750,000          0.92   The Korea Development Bank, Floating Rate
                            Note, 1/22/17                                                 749,656
    500,000                 The Toronto-Dominion Bank, 1.4%, 4/30/18                      495,188
    500,000          0.52   The Toronto-Dominion Bank, Floating Rate
                            Note, 5/2/17                                                  498,762
    500,000          0.72   The Toronto-Dominion Bank, Floating Rate
                            Note, 9/9/16                                                  501,362
    500,000                 Wells Fargo & Co., 1.25%, 7/20/16                             501,986
    575,000          0.91   Wells Fargo & Co., Floating Rate Note, 4/23/18                576,309
  1,000,000          0.61   Westpac Banking Corp., Floating Rate
                            Note, 5/19/17                                                 998,766
                                                                                     ------------
                                                                                     $ 32,127,923
-------------------------------------------------------------------------------------------------
                            Regional Banks -- 3.3%
    103,000                 BB&T Corp., 1.6%, 8/15/17                                $    103,229
    500,000                 Branch Banking & Trust Co., 1.35%, 10/1/17                    498,373
    500,000                 Branch Banking & Trust Co., 2.3%, 10/15/18                    505,514
    250,000          0.58   Branch Banking & Trust Co., Floating Rate
                            Note, 5/23/17                                                 248,926
    970,000          0.61   Branch Banking & Trust Co., Floating Rate
                            Note, 9/13/16                                                 970,491
    750,000                 Capital One NA, 2.35%, 8/17/18                                749,559
    700,000          0.73   Capital One NA, Floating Rate Note, 3/22/16                   699,288
    730,000          0.69   Fifth Third Bancorp, Floating Rate Note, 12/20/16             726,492
    750,000                 Fifth Third Bank Cincinnati Ohio, 1.15%, 11/18/16             748,688
    500,000          0.69   Fifth Third Bank Cincinnati Ohio, Floating Rate
                            Note, 2/26/16                                                 499,956
    500,000                 KeyBank NA Cleveland Ohio, 1.1%, 11/25/16                     499,555
  1,000,000                 KeyBank NA Cleveland Ohio, 1.65%, 2/1/18                      996,363
    500,000          0.65   Manufacturers & Traders Trust Co., Floating Rate
                            Note, 1/30/17                                                 499,269
  1,000,000          0.58   Manufacturers & Traders Trust Co., Floating Rate
                            Note, 7/25/17                                                 994,230

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 57

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Regional Banks -- (continued)
  1,000,000                 MUFG Union Bank NA, 2.625%, 9/26/18                      $  1,013,584
  1,450,000          1.02   MUFG Union Bank NA, Floating Rate Note, 9/26/16             1,452,994
    250,000          0.62   National City Bank Cleveland Ohio, Floating Rate
                            Note, 12/15/16                                                249,010
  1,000,000          0.47   Nordea Bank Finland Plc New York, Floating Rate
                            Note, 6/13/16                                               1,000,128
    450,000                 PNC Bank NA, 0.8%, 1/28/16                                    450,210
    450,000                 PNC Bank NA, 1.125%, 1/27/17                                  448,308
    550,000                 PNC Bank NA, 1.3%, 10/3/16                                    551,414
    600,000                 PNC Bank NA, 1.6%, 6/1/18                                     596,071
    500,000          0.59   PNC Bank NA, Floating Rate Note, 1/28/16                      500,098
    750,000          0.58   PNC Bank NA, Floating Rate Note, 8/1/17                       746,518
    500,000                 SunTrust Bank, 1.35%, 2/15/17                                 499,507
    805,000          0.71   SunTrust Bank, Floating Rate Note, 2/15/17                    802,699
    500,000                 SunTrust Banks, Inc., 3.5%, 1/20/17                           512,562
    750,000          0.71   The Toronto-Dominion Bank, Floating Rate
                            Note, 7/2/19                                                  745,710
  1,077,000          0.54   Wachovia Corp., Floating Rate Note, 6/15/17                 1,071,083
    250,000          0.49   Wells Fargo Bank NA, Floating Rate Note, 5/16/16              249,456
                                                                                     ------------
                                                                                     $ 19,629,285
                                                                                     ------------
                            Total Banks                                              $ 51,757,208
-------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 4.8%
                            Other Diversified Financial Services -- 0.4%
    500,000                 Bank of America NA, 1.25%, 2/14/17                       $    502,602
    750,000          0.55   General Electric Capital Corp., Floating Rate
                            Note, 5/15/17                                                 750,978
    296,000          0.93   General Electric Capital Corp., Floating Rate
                            Note, 7/12/16                                                 297,299
    500,000          1.38   General Electric Capital Corp., Floating Rate
                            Note, 8/1/17                                                  506,410
                                                                                     ------------
                                                                                     $  2,057,289
-------------------------------------------------------------------------------------------------
                            Multi-Sector Holdings -- 0.3%
  1,000,000          0.43   Berkshire Hathaway Finance Corp., Floating Rate
                            Note, 1/10/17                                            $    999,100
  1,000,000          0.43   Berkshire Hathaway Finance Corp., Floating Rate
                            Note, 8/14/17                                                 997,996
                                                                                     ------------
                                                                                     $  1,997,096
-------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.3%
    700,000                 Harley-Davidson Financial Services, Inc., 1.15%,
                            9/15/15 (144A)                                           $    700,167
    175,000                 Harley-Davidson Financial Services, Inc., 3.875%,
                            3/15/16 (144A)                                                177,767

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Specialized Finance -- (continued)
    500,000          0.58   National Rural Utilities Cooperative Finance Corp.,
                            Floating Rate Note, 11/23/16                             $    500,312
    150,000                 NYSE Holdings LLC, 2.0%, 10/5/17                              151,600
                                                                                     ------------
                                                                                     $  1,529,846
-------------------------------------------------------------------------------------------------
                            Consumer Finance -- 2.2%
    500,000                 Ally Financial, Inc., 3.6%, 5/21/18                      $    500,000
    500,000                 American Express Credit Corp., 1.3%, 7/29/16                  501,564
  1,000,000          0.56   American Express Credit Corp., Floating
                            Rate Note, 9/22/17                                            993,245
    500,000                 American Honda Finance Corp., 1.125%, 10/7/16                 501,190
    750,000                 American Honda Finance Corp., 1.2%, 7/14/17                   747,313
    750,000          0.58   American Honda Finance Corp., Floating
                            Rate Note, 12/11/17                                           749,308
    975,000                 Capital One Financial Corp., 1.0%, 11/6/15                    975,370
    750,000                 Capital One NA, 1.65%, 2/5/18                                 740,474
  1,000,000                 Caterpillar Financial Services Corp., 1.0%, 11/25/16        1,000,262
  1,125,000                 Caterpillar Financial Services Corp., 1.35%, 9/6/16         1,131,300
    500,000                 Hyundai Capital America, 1.875%, 8/9/16 (144A)                502,634
  1,375,000                 Hyundai Capital America, 3.75%, 4/6/16 (144A)               1,396,068
    485,000          0.45   PACCAR Financial Corp., Floating Rate Note, 6/6/17            484,487
  3,150,000                 Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)             3,147,552
                                                                                     ------------
                                                                                     $ 13,370,767
-------------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 0.1%
    750,000                 The Bank of New York Mellon Corp., 1.969%,
                            6/20/17 (Step)                                           $    759,646
-------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 1.5%
    750,000          1.01   Morgan Stanley, Floating Rate Note, 1/5/18               $    749,996
    275,000          3.10   Morgan Stanley, Floating Rate Note, 11/9/18                   284,918
    500,000          1.53   Morgan Stanley, Floating Rate Note, 2/25/16                   501,742
    500,000          1.11   Morgan Stanley, Floating Rate Note, 6/6/16                    495,550
    650,000                 North American Development Bank, 2.3%, 10/10/18               661,538
  2,108,000                 Raymond James Financial, Inc., 4.25%, 4/15/16               2,149,173
  1,500,000          0.67   The Bear Stearns Companies LLC, Floating
                            Rate Note, 11/21/16                                         1,496,806
    250,000                 The Charles Schwab Corp., 0.85%, 12/4/15                      250,287
  2,125,000                 The Goldman Sachs Group, Inc., 1.6%, 11/23/15               2,129,399
    475,000          0.71   The Goldman Sachs Group, Inc., Floating
                            Rate Note, 3/22/16                                            474,884
                                                                                     ------------
                                                                                     $  9,194,293
                                                                                     ------------
                            Total Diversified Financials                             $ 28,908,937
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 59

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            INSURANCE -- 6.5%
                            Insurance Brokers -- 0.1%
    750,000                 Aon Corp., 3.125%, 5/27/16                               $    762,008
-------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- 0.4%
    500,000          0.49   Pricoa Global Funding I, Floating Rate Note,
                            6/24/16 (144A)                                           $    498,298
    750,000                 Principal Life Global Funding II, 1.2%,
                            5/19/17 (144A)                                                749,139
    390,000          0.65   Principal Life Global Funding II, Floating Rate
                            Note, 5/27/16 (144A)                                          390,656
    350,000                 Prudential Covered Trust 2012-1, 2.997%,
                            9/30/15 (144A)                                                350,666
                                                                                     ------------
                                                                                     $  1,988,759
-------------------------------------------------------------------------------------------------
                            Multi-line Insurance -- 0.8%
    300,000                 Assurant, Inc., 2.5%, 3/15/18                            $    302,937
    300,000          0.82   Metropolitan Life Global Funding I, Floating Rate
                            Note, 7/15/16 (144A)                                          301,120
  1,250,000                 Metropolitan Life Insurance Co., 7.7%,
                            11/1/15 (144A)                                              1,262,716
    500,000                 New York Life Global Funding, 1.125%,
                            3/1/17 (144A)                                                 499,720
    750,000                 New York Life Global Funding, 1.45%,
                            12/15/17 (144A)                                               748,763
    750,000          0.29   New York Life Global Funding, Floating Rate
                            Note, 10/29/15 (144A)                                         749,838
  1,050,000          0.64   New York Life Global Funding, Floating Rate
                            Note, 5/23/16 (144A)                                        1,052,170
                                                                                     ------------
                                                                                     $  4,917,264
-------------------------------------------------------------------------------------------------
                            Reinsurance -- 5.2%
    300,000          3.92   Acorn Re, Ltd., Floating Rate Note, 7/17/18
                            (Cat Bond) (144A)                                        $    301,440
    250,000          5.25   Alamo Re, Ltd., Floating Rate Note, 6/7/17
                            (Cat Bond) (144A)                                             252,425
    350,000          5.91   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                            (Cat Bond) (144A)                                             353,430
    218,850                 Altair Re, Variable Rate Notes, 6/30/16 (f)                    15,320
    500,000                 Altair Re, Variable Rate Notes, 6/30/17 (f)                   520,150
    100,000                 Arlington Segregated Account (Kane SAC Ltd.),
                            Variable Rate Notes, 8/31/16 (f)                              102,050
    500,000          3.47   Atlas IX Capital, Ltd., Floating Rate Note, 1/17/19
                            (Cat Bond) (144A)                                             509,650
    250,000          8.15   Atlas Reinsurance VII, Ltd., Floating Rate Note,
                            1/7/16 (Cat Bond) (144A)                                      250,850
    800,000          4.37   Blue Danube II, Ltd., Floating Rate Note, 5/23/16
                            (Cat Bond) (144A)                                             800,880

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
    500,000          5.26   Caelus Re, Ltd., Floating Rate Note, 3/7/16
                            (Cat Bond) (144A)                                        $    500,250
    750,000          6.86   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                            (Cat Bond) (144A)                                             768,300
    250,000          4.48   Citrus Re, Ltd., Floating Rate Note, 4/18/17
                            (Cat Bond) (144A)                                             247,175
    600,000          4.30   Citrus Re, Ltd., Floating Rate Note, 4/24/17
                            (Cat Bond) (144A)                                             593,760
    100,000                 Clarendon Segregated Account (Kane SAC Ltd.),
                            Variable Rate Notes, 6/15/16 (f)                               97,590
    250,000          0.00   Compass Re II, Ltd., Floating Rate Note, 12/8/15
                            (Cat Bond)                                                    242,550
    350,000          3.76   East Lane Re VI, Ltd., Floating Rate Note, 3/13/20
                            (Cat Bond) (144A)                                             349,440
    500,000          2.77   East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                            (Cat Bond) (144A)                                             491,650
    700,000                 Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                            (144A) (f)                                                    728,000
    685,125                 Exeter Segregated Account (Kane SAC Ltd.), Variable
                            Rate Notes, 1/7/16 (f)                                        713,352
    250,000                 Fairfield Segregated Account (KANE SAC Ltd.), Variable
                            Rate Notes, 2/2/16 (f)                                        242,800
    500,000          7.41   Galileo Re, Ltd., Floating Rate Note, 1/9/19
                            (Cat Bond) (144A)                                             506,000
    600,000          6.69   Gator Re, Ltd., Floating Rate Note, 1/9/17
                            (Cat Bond) (144A)                                             546,000
    750,000          2.21   Golden State Re II, Ltd., Floating Rate Note,
                            1/8/19 (Cat Bond) (144A)                                      745,650
    800,000                 Gullane Segregated Account (Kane SAC Ltd.),
                            Variable Rate Notes, 1/22/17 (f)                              852,800
    210,250                 Hereford Segregated Account (Kane SAC Ltd.),
                            Variable Rate Notes, 1/7/16 (f)                               228,374
    250,000          4.57   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                            (Cat Bond) (144A)                                             251,150
    500,000          4.07   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                            (Cat Bond) (144A)                                             504,000
    750,000          3.76   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                            (Cat Bond) (144A)                                             741,900
    350,000          4.52   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                            (Cat Bond) (144A)                                             342,755
    650,000          4.77   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                            (Cat Bond) (144A)                                             640,380
    450,000          2.27   Kizuna Re II, Ltd., Floating Rate Note, 4/6/18
                            (Cat Bond) (144A)                                             450,945
    250,000                 Lahinch Re, Variable Rate Notes, 6/15/16 (f)                  247,275
    500,000          4.27   Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                            (Cat Bond) (144A)                                             505,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 61

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
    250,000          3.75   Longpoint Re, Ltd. III, Floating Rate Note, 5/24/21
                            (Cat Bond) (144A)                                        $    252,325
    250,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)             261,250
    650,000          2.01   Merna Re V, Ltd., Floating Rate Note, 4/7/17 (Cat
                            Bond) (144A)                                                  646,750
    400,000          4.51   MetroCat Re, Ltd., Floating Rate Note, 8/5/16
                            (Cat Bond) (144A)                                             405,760
    444,667                 Muirfield Segregated Account (Kane SAC Ltd.),
                            Variable Rate Notes, 1/12/16 (f)                              469,879
    500,000          8.60   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                            Rate Note, 1/5/17 (Cat Bond) (144A)                           510,350
    500,000          7.27   Northshore Re, Ltd., Floating Rate Note, 7/5/16
                            (Cat Bond) (144A)                                             509,650
  1,000,000                 Pangaea Re, Series 2015-1, Principal at Risk
                            Notes, 2/1/19 (f)                                           1,100,500
  1,000,000                 Pangaea Re, Series 2015-2, Principal at Risk
                            Notes, 11/30/19 (f)                                         1,024,800
    700,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (f)                   12,600
    500,000          3.51   Queen City Re, Floating Rate Note, 1/6/19 (Cat
                            Bond) (144A)                                                  492,750
    500,000          8.61   Queen Street VII Re, Ltd., Floating Rate Note,
                            4/8/16 (Cat Bond) (144A)                                      502,550
    250,000          5.75   Queen Street X Re, Ltd., Floating Rate Note,
                            6/8/18 (Cat Bond) (144A)                                      248,025
    500,000          8.91   Residential Reinsurance 2011, Ltd., Floating Rate
                            Note, 6/6/17 (Cat Bond) (144A)                                494,900
    250,000         12.82   Residential Reinsurance 2012, Ltd., Floating Rate
                            Note, 12/6/16 (Cat Bond) (144A)                               261,275
  1,150,000          4.51   Residential Reinsurance 2012, Ltd., Floating Rate
                            Note, 12/6/16 (Cat Bond) (144A)                             1,160,005
    250,000          5.76   Residential Reinsurance 2012, Ltd., Floating Rate
                            Note, 12/6/16 (Cat Bond) (144A)                               254,500
    250,000          8.01   Residential Reinsurance 2012, Ltd., Floating Rate
                            Note, 6/6/16 (Cat Bond) (144A)                                260,675
    250,000          9.26   Residential Reinsurance 2013, Ltd., Floating Rate
                            Note, 6/6/17 (Cat Bond) (144A)                                259,850
    250,000          3.51   Residential Reinsurance 2014, Ltd., Floating Rate
                            Note, 6/6/18 (Cat Bond) (144A)                                251,950
    750,000          4.02   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                            (Cat Bond) (144A)                                             745,125
    750,000          3.51   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                            (Cat Bond) (144A)                                             742,575
    650,000          3.91   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                            (Cat Bond) (144A)                                             646,880
    250,000                 Sector Re V, Ltd., Variable Rate Notes,
                            12/1/19 (144A) (f)                                            272,700

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
    300,000                 Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                            (144A) (f)                                               $    308,130
        516                 Sector Re V, Ltd., Variable Rate Notes,
                            3/30/19 (144A) (f)                                             12,022
    250,000                 Silverton Re, Ltd., Variable Rate Notes,
                            9/16/16 (144A) (f)                                              5,000
    400,000                 Silverton Re, Ltd., Variable Rate Notes,
                            9/18/17 (144A) (f)                                            442,720
    250,000          8.51   Tar Heel Re, Ltd., Floating Rate Note, 5/9/16 (Cat
                            Bond) (144A)                                                  255,550
    250,000          5.01   Tradewynd Re, Ltd., Floating Rate Note, 1/8/18 (Cat
                            Bond) (144A)                                                  248,325
    458,833                 Troon Segregated Account (Kane SAC Ltd.), Variable
                            Rate Notes, 1/12/16 (f)                                       477,600
    800,000                 Versutus Ltd., Series 2015-A, Variable Rate Notes,
                            12/31/2017 (f)                                                872,480
    750,000          2.76   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                            (Cat Bond) (144A)                                             759,750
    250,000          3.56   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                            (Cat Bond) (144A)                                             252,875
    500,000          2.77   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                            (Cat Bond) (144A)                                             505,400
    500,000          1.77   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                            (Cat Bond) (144A)                                             496,450
                                                                                     ------------
                                                                                     $ 31,067,217
                                                                                     ------------
                            Total Insurance                                          $ 38,735,248
-------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.2%
                            Health Care REIT -- 0.1%
    500,000                 Health Care Real Estate Investment Trust, Inc.,
                            2.25%, 3/15/18                                           $    500,733
    290,000                 Senior Housing Properties Trust, 4.3%, 1/15/16                290,899
                                                                                     ------------
                                                                                     $    791,632
-------------------------------------------------------------------------------------------------
                            Specialized REIT -- 0.1%
    500,000                 Ventas Realty LP, 3.125%, 11/30/15                       $    502,496
                                                                                     ------------
                            Total Real Estate                                        $  1,294,128
-------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.3%
                            Application Software -- 0.1%
    550,000                 Autodesk, Inc., 3.125%, 6/15/20                          $    550,929
-------------------------------------------------------------------------------------------------
                            Systems Software -- 0.2%
    300,000                 Oracle Corp., 2.25%, 10/8/19                             $    301,428
    500,000                 Oracle Corp., 2.375%, 1/15/19                                 507,532
    575,000          0.47   Oracle Corp., Floating Rate Note, 7/7/17                      574,418
                                                                                     ------------
                                                                                     $  1,383,378
                                                                                     ------------
                            Total Software & Services                                $  1,934,307
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 63

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                            Communications Equipment -- 0.1%
    750,000          0.59   Cisco Systems, Inc., Floating Rate Note, 6/15/18         $    747,921
-------------------------------------------------------------------------------------------------
                            Computer Storage & Peripherals -- 0.1%
    400,000          0.33   Apple, Inc., Floating Rate Note, 5/3/16                  $    399,908
                                                                                     ------------
                            Total Technology Hardware & Equipment                    $  1,147,829
-------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.3%
                            Semiconductors -- 0.3%
    500,000                 Altera Corp., 2.5%, 11/15/18                             $    506,489
    700,000                 Intel Corp., 1.35%, 12/15/17                                  698,980
    350,000                 Micron Semiconductor Asia Pte, Ltd.,
                            1.258%, 1/15/19                                               349,251
    500,000                 Texas Instruments, Inc., 0.875%, 3/12/17                      500,554
                                                                                     ------------
                                                                                     $  2,055,274
                                                                                     ------------
                            Total Semiconductors & Semiconductor Equipment           $  2,055,274
-------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 1.2%
                            Integrated Telecommunication Services -- 1.0%
  1,000,000                 AT&T, Inc., 2.4%, 8/15/16                                $  1,011,786
  1,000,000                 GTP Acquisition Partners I LLC, 2.35%,
                            6/15/20 (144A)                                                994,440
    500,000                 Ooredoo International Finance, Ltd., 3.375%,
                            10/14/16 (144A)                                               509,700
    500,000                 Telefonica Emisiones SAU, 3.992%, 2/16/16                     505,973
    935,000                 Verizon Communications, Inc., 0.7%, 11/2/15                   934,956
  1,780,000          1.82   Verizon Communications, Inc., Floating Rate
                            Note, 9/15/16                                               1,799,140
                                                                                     ------------
                                                                                     $  5,755,995
-------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.2%
  1,000,000          1.29   America Movil SAB de CV, Floating Rate
                            Note, 9/12/16                                            $  1,004,461
    275,000          0.66   Vodafone Group Plc, Floating Rate Note, 2/19/16               274,658
                                                                                     ------------
                                                                                     $  1,279,119
                                                                                     ------------
                            Total Telecommunication Services                         $  7,035,114
-------------------------------------------------------------------------------------------------
                            UTILITIES -- 1.3%
                            Electric Utilities -- 1.2%
    500,000                 American Electric Power Co., Inc., 1.65%, 12/15/17       $    498,392
    500,000                 Commonwealth Edison Co., 1.95%, 9/1/16                        502,473
    750,000                 Duke Energy Carolinas LLC, 1.75%, 12/15/16                    755,605
    695,000                 Duke Energy Florida LLC, 0.65%, 11/15/15                      695,101
    303,000          0.63   Duke Energy Indiana, Inc., Floating Rate
                            Note, 7/11/16                                                 303,110

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Electric Utilities -- (continued)
    411,000          0.48   Duke Energy Progress LLC, Floating Rate
                            Note, 3/6/17                                             $    409,396
    750,000          0.75   Electricite de France SA, Floating Rate
                            Note, 1/20/17 (144A)                                          750,668
    750,000                 Exelon Corp., 1.55%, 6/9/17                                   748,156
    827,000          0.61   Georgia Power Co., Floating Rate Note, 3/15/16                825,975
    500,000          0.72   Georgia Power Co., Floating Rate Note, 8/15/16                498,860
    750,000                 NextEra Energy Capital Holdings, Inc.,
                            2.056%, 9/1/17                                                752,140
    341,000          0.52   NSTAR Electric Co., Floating Rate Note, 5/17/16               340,360
                                                                                     ------------
                                                                                     $  7,080,236
-------------------------------------------------------------------------------------------------
                            Gas Utilities -- 0.0%+
    500,000                 DCP Midstream Operating LP, 3.25%, 10/1/15               $    499,389
-------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy
                            Traders -- 0.1%
    500,000                 PSEG Power LLC, 2.75%, 9/15/16                           $    507,358
                                                                                     ------------
                            Total Utilities                                          $  8,086,983
-------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 0.2%
                            Government -- 0.2%
  1,000,000                 Banco Nacional de Desenvolvimento
                            Economico e Social, 3.375%, 9/26/16 (144A)               $    997,500
                                                                                     ------------
                            Total Government                                         $    997,500
-------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $194,224,832)                                      $193,774,930
-------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 8.8%
  1,664,188                 Fannie Mae, 2.0%, 11/1/23                                $  1,679,776
  1,134,828                 Fannie Mae, 2.5%, 3/1/28                                    1,163,018
    352,087                 Fannie Mae, 2.5%, 6/1/23                                      361,912
  1,125,772                 Fannie Mae, 3.0%, 10/1/27                                   1,171,307
  1,339,725                 Fannie Mae, 3.0%, 11/1/27                                   1,394,197
    836,910                 Fannie Mae, 3.0%, 5/1/21                                      872,383
    500,029                 Fannie Mae, 4.0%, 12/1/19                                     524,515
    241,188                 Fannie Mae, 4.5%, 1/1/41                                      263,846
    400,823                 Fannie Mae, 4.5%, 5/1/39                                      442,836
    681,283                 Fannie Mae, 4.5%, 5/1/39                                      752,664
    594,733                 Fannie Mae, 5.0%, 10/1/41                                     657,895
    198,493                 Fannie Mae, 5.0%, 11/1/20                                     211,545
     53,068                 Fannie Mae, 5.5%, 12/1/35                                      59,491
    267,483                 Fannie Mae, 5.5%, 8/1/37                                      300,717
    201,454                 Fannie Mae, 6.0%, 10/1/22                                     218,736

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 65

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     32,931                 Fannie Mae, 6.0%, 2/1/34                                 $     37,162
     29,025                 Fannie Mae, 6.0%, 4/1/38                                       32,859
    247,770                 Fannie Mae, 6.5%, 4/1/29                                      286,067
        645                 Fannie Mae, 6.5%, 6/1/16                                          652
      6,194                 Fannie Mae, 6.5%, 7/1/32                                        7,186
     11,016                 Fannie Mae, 6.5%, 8/1/17                                       11,344
     14,047                 Fannie Mae, 7.0%, 1/1/36                                       15,238
     28,110                 Fannie Mae, 7.0%, 7/1/17                                       28,405
     52,058          2.60   Fannie Mae, Floating Rate Note, 1/1/25                         53,213
     99,345          2.57   Fannie Mae, Floating Rate Note, 10/1/29                       100,876
     81,173          2.28   Fannie Mae, Floating Rate Note, 10/1/29                        82,537
    305,149          1.90   Fannie Mae, Floating Rate Note, 10/1/36                       307,500
     81,924          2.55   Fannie Mae, Floating Rate Note, 11/1/24                        85,500
      2,127          2.28   Fannie Mae, Floating Rate Note, 11/1/25                         2,250
     30,420          1.58   Fannie Mae, Floating Rate Note, 11/1/40                        30,655
     48,981          2.57   Fannie Mae, Floating Rate Note, 12/1/28                        51,107
    195,079          4.32   Fannie Mae, Floating Rate Note, 12/1/36                       207,712
      9,837          2.45   Fannie Mae, Floating Rate Note, 2/1/27                          9,906
        985          3.31   Fannie Mae, Floating Rate Note, 2/1/33                          1,040
      3,092          2.71   Fannie Mae, Floating Rate Note, 4/1/28                          3,117
      2,715          2.46   Fannie Mae, Floating Rate Note, 4/1/29                          2,791
     46,715          2.53   Fannie Mae, Floating Rate Note, 7/1/36                         50,149
    854,616                 Federal Home Loan Mortgage Corp., 2.5%, 10/1/27               875,994
    178,962                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                189,921
    152,243                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                158,180
    114,178                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                118,631
     90,819                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                99,829
     60,995                 Federal Home Loan Mortgage Corp., 5.0%, 2/1/21                 65,716
     41,733                 Federal Home Loan Mortgage Corp., 5.5%, 8/1/23                 45,387
      3,337                 Federal Home Loan Mortgage Corp., 6.5%, 7/1/16                  3,394
      2,117          2.51   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 1/1/28                                                    2,229
    322,859          2.41   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 10/1/31                                                 328,387
      5,427          2.38   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 11/1/31                                                   5,789
    257,450          2.41   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 12/1/31                                                 258,308
     16,336          2.60   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 4/1/25                                                   16,809

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
      1,948          2.62   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 4/1/29                                             $      1,976
      5,205          2.20   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 5/1/25                                                    5,218
      2,693          2.88   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 7/1/18                                                    2,702
     85,262          2.66   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 8/1/31                                                   88,974
        849          2.38   Federal Home Loan Mortgage Corp., Floating Rate
                            Note, 8/1/31                                                      874
  1,712,222                 Federal National Mortgage Association, 2.0%, 8/1/23         1,727,400
  1,074,853                 Federal National Mortgage Association, 2.5%, 9/1/22         1,104,651
    717,142                 Federal National Mortgage Association,
                            3.0%, 12/1/21                                                 747,737
    863,932                 Federal National Mortgage Association, 4.0%, 1/1/20           906,236
    936,080                 Federal National Mortgage Association,
                            4.0%, 10/1/20                                                 982,625
    933,759                 Federal National Mortgage Association, 4.0%, 3/1/21           980,283
    311,246                 Federal National Mortgage Association, 4.0%, 8/1/19           326,190
    274,076                 Government National Mortgage Association I,
                            5.0%, 8/15/19                                                 290,833
    142,974                 Government National Mortgage Association I,
                            6.0%, 11/15/36                                                163,775
     53,708                 Government National Mortgage Association I,
                            6.0%, 12/15/31                                                 62,011
     88,650                 Government National Mortgage Association I,
                            6.0%, 3/15/17                                                  90,561
     31,177                 Government National Mortgage Association I,
                            6.5%, 10/15/37                                                 36,388
     30,665                 Government National Mortgage Association I,
                            6.5%, 5/15/31                                                  36,102
      7,193                 Government National Mortgage Association I,
                            6.5%, 7/15/35                                                   8,220
     51,464                 Government National Mortgage Association I,
                            7.5%, 10/15/36                                                 60,435
    232,989                 Government National Mortgage Association II,
                            6.0%, 10/20/21                                                244,275
    197,041                 Government National Mortgage Association II,
                            6.0%, 11/20/22                                                213,500
    156,166                 Government National Mortgage Association II,
                            6.0%, 4/20/22                                                 165,920

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 67

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
    108,023                 Government National Mortgage Association II,
                            6.0%, 8/20/19                                            $    112,815
    500,000                 Private Export Funding Corp., 2.125%, 7/15/16                 505,228
 19,900,000                 U.S. Treasury Notes, 0.5%, 7/31/16                         19,918,140
  7,500,000                 U.S. Treasury Notes, 0.625%, 6/30/17                        7,490,138
  2,500,000                 U.S. Treasury Notes, 0.875%, 1/15/18                        2,498,080
-------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND
                            AGENCY OBLIGATIONS
                            (Cost $52,287,746)                                       $ 52,421,965
-------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 0.3% (g)
                            Municipal Airport -- 0.1%
    475,000                 Massachusetts Port Authority, 5.0%, 7/1/16               $    492,955
-------------------------------------------------------------------------------------------------
                            Municipal Development -- 0.0%+
    250,000          3.00   Massachusetts Development Finance Agency,
                            Floating Rate Note, 2/15/36                              $    253,205
-------------------------------------------------------------------------------------------------
                            Municipal General -- 0.1%
    500,000                 Texas Municipal Gas Acquisition & Supply
                            Corp III, 5.0%, 12/15/15                                 $    506,335
-------------------------------------------------------------------------------------------------
                            Higher Municipal Education -- 0.1%
    500,000                 University of California, 0.966%, 5/15/17                $    500,015
-------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $1,795,135)                                        $  1,752,510
-------------------------------------------------------------------------------------------------
                            SENIOR FLOATING RATE LOAN
                            INTERESTS -- 7.8%**
                            ENERGY -- 0.5%
                            Oil & Gas Equipment & Services -- 0.2%
    346,500          3.75   77 Energy, Tranche B Loan (First Lien), 6/17/21          $    297,990
    983,740          3.88   Fieldwood Energy LLC, Closing Date Loan, 9/25/18              864,461
                                                                                     ------------
                                                                                     $  1,162,451
-------------------------------------------------------------------------------------------------
                            Integrated Oil & Gas -- 0.1%
    837,250          4.00   Seadrill Operating LP, Initial Term Loan, 2/14/21        $    578,958
-------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.1%
    741,464          5.50   TPF II Power, LLC, Term Loan, 10/2/21                    $    743,933
-------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.1%
    278,824          4.00   Energy Transfer Equity, Term Loan (First
                            Lien), 12/2/19                                           $    276,210
-------------------------------------------------------------------------------------------------
                            Coal & Consumable Fuels -- 0.0%+
     67,011          5.50   Foresight Energy LLC, Term Loan, 8/21/20                 $     63,661
                                                                                     ------------
                            Total Energy                                             $  2,825,213
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.6%
                            Commodity Chemicals -- 0.2%
    522,375          4.75   Eco Services Operations, Initial Term Loan, 10/8/21      $    521,069
    447,716          4.25   Tronox Pigments Holland BV, New Term
                            Loan, 3/19/20                                                 423,035
                                                                                     ------------
                                                                                     $    944,104
-------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 0.4%
    547,250          3.75   Huntsman International LLC, 2014-1 Incremental
                            Term Loan, 9/30/21                                       $    546,452
  1,241,766          4.50   MacDermid, Inc., Tranche B Term Loan (First Lien),
                            6/7/20                                                      1,240,431
     71,935          2.75   WR Grace & Co-Conn, Delayed Draw Term Loan,
                            1/23/21                                                        71,787
    199,900          2.75   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                   199,489
                                                                                     ------------
                                                                                     $  2,058,159
-------------------------------------------------------------------------------------------------
                            Construction Materials -- 0.0%+
    201,286          4.25   CeramTec Service GmbH, Initial Dollar Term B-1
                            Loan, 8/30/20                                            $    201,411
-------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.0%+
     99,000          5.50   BWay Intermediate, Initial Term Loan, 8/14/20            $     99,062
-------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.0%+
     73,641          3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19          $     59,802
-------------------------------------------------------------------------------------------------
                            Steel -- 0.0%+
    145,824          4.50   TMS International Corp., Term B Loan, 10/2/20            $    145,156
-------------------------------------------------------------------------------------------------
                            Paper Products -- 0.0%+
    277,748          5.75   Appvion, Inc., Term Commitment, 6/28/19                  $    261,778
                                                                                     ------------
                            Total Materials                                          $  3,769,472
-------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.7%
                            Aerospace & Defense -- 0.2%
    196,753          3.50   Orbital ATK, Inc., Term B Loan, 10/22/20                 $    197,448
    792,604          3.25   Wesco Aircraft Hardare Corp., Tranche B Term
                            Loan (First Lien), 2/24/21                                    782,036
                                                                                     ------------
                                                                                     $    979,484
-------------------------------------------------------------------------------------------------
                            Building Products -- 0.1%
    407,977          4.25   Unifrax Corp., New Term B Loan, 12/31/19                 $    407,467
-------------------------------------------------------------------------------------------------
                            Construction & Engineering -- 0.0%+
    297,251          3.75   Aecom Technology, Term Loan B, 10/15/21                  $    298,087
-------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 0.1%
    400,185          3.00   Southwire Co., Term Loan, 1/31/21                        $    396,183
    415,988          6.00   WireCo WorldGroup, Inc., Term Loan, 2/15/17                   417,548
                                                                                     ------------
                                                                                     $    813,731
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 69

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.1%
     20,692          4.25   CeramTec Acquisition Corp., Initial Dollar Term B-2
                            Loan, 8/30/20                                            $     20,705
     60,921          4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                   60,959
    326,836          4.50   Milacron LLC, Term Loan (First Lien), 9/28/20                 327,448
                                                                                     ------------
                                                                                     $    409,112
-------------------------------------------------------------------------------------------------
                            Construction & Farm Machinery &
                            Heavy Trucks -- 0.1%
    400,000          6.50   Navistar, Inc., Tranche B Term Loan, 8/17/17             $    396,750
    256,395          3.50   Terex Corp., U.S. Term Loan, 8/13/21                          256,908
                                                                                     ------------
                                                                                     $    653,658
-------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.1%
    235,714          6.00   NN, Inc., Term Loan, 8/27/21                             $    236,153
    442,308          4.25   Schaeffler AG, Facility B-USD, 5/15/20                        444,888
                                                                                     ------------
                                                                                     $    681,041
-------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.0%+
     61,163          3.75   WESCO Distribution, Inc., Tranche B-1
                            Loan, 12/12/19                                           $     61,201
                                                                                     ------------
                            Total Capital Goods                                      $  4,303,781
-------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                            Environmental & Facilities Services -- 0.2%
    953,065          5.00   Wheelabrator, Term B Loan, 10/15/21                      $    955,746
     42,146          5.00   Wheelabrator, Term C Loan, 10/15/21                            42,264
                                                                                     ------------
                                                                                     $    998,010
-------------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 0.1%
    121,935          4.00   Garda World Security Corp., Term B Delayed
                            Draw Loan, 11/8/20                                       $    120,754
    476,656          4.00   Garda World Security Corp., Term B Loan, 11/1/20              472,039
                                                                                     ------------
                                                                                     $    592,793
-------------------------------------------------------------------------------------------------
                            Human Resource & Employment Services -- 0.0%+
    119,348          3.75   On Assignments Inc., Term Loan (First Lien), 6/5/22      $    119,496
                                                                                     ------------
                            Total Commercial Services & Supplies                     $  1,710,299
-------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.2%
                            Airlines -- 0.1%
    750,000          3.50   American Airlines Inc., Term Loan (First Lien),
                            10/10/21                                                 $    745,688
     98,485          3.25   Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18            98,423
                                                                                     ------------
                                                                                     $    844,111
-------------------------------------------------------------------------------------------------
                            Marine -- 0.1%
    435,775          5.25   Navios Maritime Partners LP, Term Loan, 6/27/18          $    436,683
                                                                                     ------------
                            Total Transportation                                     $  1,280,794
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 0.7%
                            Auto Parts & Equipment -- 0.4%
    532,000          6.00   BBB Industries US, Initial Term Loan, 10/15/21           $    534,992
    479,235          3.75   MPG Holdco I, Inc., Initial Term Loan, 10/20/21               479,472
    994,898          4.25   Remy International, Inc., Term B Loan 2013, 3/5/20            996,453
    144,988          4.50   TI Group Automotive Systems LLC, Term Loan
                            (First Lien), 6/25/22                                         144,565
                                                                                     ------------
                                                                                     $  2,155,482
-------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 0.3%
    892,800          3.50   Chrysler Group LLC, Term Loan B, 5/24/17                 $    892,071
    592,500          3.25   Chrysler Group LLC, Tranche B Term Loan, 12/29/18             590,648
    297,750          6.00   Crown Group llc, Term Loan (First Lien), 9/30/20              297,006
                                                                                     ------------
                                                                                     $  1,779,725
                                                                                     ------------
                            Total Automobiles & Components                           $  3,935,207
-------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.1%
                            Housewares & Specialties -- 0.0%+
    245,625          2.95   Jarden Corp., Tranche B1 Term Loan, 9/30/20              $    245,906
-------------------------------------------------------------------------------------------------
                            Apparel, Accessories & Luxury Goods -- 0.1%
    290,491          3.25   PVH Corp., Tranche B Term Loan, 12/19/19                 $    292,033
                                                                                     ------------
                            Total Consumer Durables & Apparel                        $    537,939
-------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.4%
                            Casinos & Gaming -- 0.2%
    341,250          3.50   MGM Resorts International, Term B Loan, 12/20/19         $    338,939
    920,375          6.00   Scientific Games, Initial Term B-2, 10/1/21                   912,130
                                                                                     ------------
                                                                                     $  1,251,069
-------------------------------------------------------------------------------------------------
                            Hotels, Resorts & Cruise Lines -- 0.0%+
    330,066          3.43   Hilton Worldwide Finance LLC, Initial Term
                            Loan, 9/23/20                                            $    330,142
-------------------------------------------------------------------------------------------------
                            Restaurants -- 0.1%
    531,285          3.75   1011778 BC ULC, Term B-2 Loan, 12/12/21                  $    531,672
-------------------------------------------------------------------------------------------------
                            Education Services -- 0.1%
    393,947          3.75   Bright Horizons Family Solutions, Inc., Term B
                            Loan, 1/14/20                                            $    394,264
                                                                                     ------------
                            Total Consumer Services                                  $  2,507,147
-------------------------------------------------------------------------------------------------
                            MEDIA -- 0.9%
                            Broadcasting -- 0.5%
    350,000          3.00   CBS Outdoor Americas Capital llc, Tranche B
                            Term Loan (First Lien), 1/15/21                          $    348,943
    491,388          4.03   Entercom Radio llc, Term B-2 Loan, 11/23/18                   491,771
    274,308          3.50   EW Scripps, Term Loan (First Lien), 11/26/20                  274,308
    801,032          3.75   Gray Television, Inc., Term Loan (First Lien), 6/10/21        801,199

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 71

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------
                            Broadcasting -- (continued)
    197,481          3.25   Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20      $    194,149
    437,188          3.00   Sinclair Television Group, Inc., New Tranche B
                            Term Loan, 4/19/20                                            432,270
    551,747          0.00   Tribune Company, Term Loan, 12/27/20 (e)                      550,192
                                                                                     ------------
                                                                                     $  3,092,832
-------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 0.3%
    395,000          2.66   Mediacom Illinois LLC, Tranche F Term Loan, 3/31/18      $    393,848
    476,177          3.50   Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22                471,216
    449,291          3.50   Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22         444,611
    289,532          3.50   Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22         286,516
                                                                                     ------------
                                                                                     $  1,596,191
-------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.1%
    245,603          3.50   AMC Entertainment, Inc., Initial Term Loan, 4/30/20      $    245,571
    101,243          3.75   Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18            101,370
    508,935          3.50   Live Nation Entertainment, Inc., Term B-1
                            Loan, 8/17/20                                                 507,341
                                                                                     ------------
                                                                                     $    854,282
                                                                                     ------------
                            Total Media                                              $  5,543,305
-------------------------------------------------------------------------------------------------
                            RETAILING -- 0.1%
                            Computer & Electronics Retail -- 0.1%
    543,125          3.75   Rent-A-Center, Inc., Term Loan (2014), 2/6/21            $    542,446
                                                                                     ------------
                            Total Retailing                                          $    542,446
-------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.1%
                            Food Retail -- 0.1%
    642,018          5.38   Albertsons LLC, Term B-2 Loan, 3/21/19                   $    643,403
                                                                                     ------------
                            Total Food & Staples Retailing                           $    643,403
-------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                            Agricultural Products -- 0.1%
    518,438          3.25   Darling International, Inc., Term B USD
                            Loan, 12/19/20                                           $    520,861
-------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.0%+
    177,902          3.75   Post Holdings, Inc., Tranche B Loan (First
                            Lien), 5/23/21                                           $    177,997
-------------------------------------------------------------------------------------------------
                            Other Diversified Financial Services -- 0.0%+
    196,500          3.75   JBS USA LLC, Incremental Term Loan, 9/18/20              $    196,254
                                                                                     ------------
                            Total Food, Beverage & Tobacco                           $    895,112
-------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                            Personal Products -- 0.1%
    500,000          4.25   Party City Holdings Inc., Term Loan (First
                            Lien), 8/6/22                                            $    500,390
                                                                                     ------------
                            Total Household & Personal Products                      $    500,390
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                            Health Care Equipment -- 0.1%
    746,212          4.50   Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18         $    746,612
-------------------------------------------------------------------------------------------------
                            Health Care Supplies -- 0.0%+
    260,788          4.00   Halyard Health, Inc., Term Loan, 11/1/21                 $    261,821
-------------------------------------------------------------------------------------------------
                            Health Care Services -- 0.2%
    491,250          2.28   Fresenius US Finance I, Inc., Tranche B Term
                            Loan, 8/7/19                                             $    492,171
    645,647          4.25   US Renal Care, Inc., Tranche B-2 Term Loan
                            (First Lien), 7/3/19                                          644,840
                                                                                     ------------
                                                                                     $  1,137,011
-------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 0.2%
     99,125          3.57   CHS, Incremental 2018 Term F Loans, 12/31/18             $     99,136
     93,027          3.03   CHS, Incremental 2019 Term G Loan, 12/31/19                    93,071
    171,168          4.00   CHS, Incremental 2021 Term H Loan, 1/27/21                    171,756
    273,618          4.25   Kindred Healthcare, Inc., Tranche B Loan (First
                            Lien), 4/10/21                                                274,470
    294,737          6.75   Steward Health Care System LLC, Term
                            Loan, 4/10/20                                                 291,974
                                                                                     ------------
                                                                                     $    930,407
-------------------------------------------------------------------------------------------------
                            Health Care Technology -- 0.1%
    397,000          3.75   Emdeon Inc., Term B-3 Loan, 2.50%, 11/2/18               $    395,925
                                                                                     ------------
                            Total Health Care Equipment & Services                   $  3,471,776
-------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.5%
                            Pharmaceuticals -- 0.5%
    244,000          3.75   Endo International, Term Loan (First Lien), 6/24/22      $    244,400
    493,750          3.25   Endo Luxembourg Finance I Company Sarl,
                            Tranche B Term Loan (First Lien), 11/5/20                     494,552
    296,250          3.25   Mallinckrodt International Finance SA, Initial
                            Term B Loan, 3/6/21                                           294,977
    637,690          4.00   Par Pharmaceutical Companies, Inc., Term B-2
                            Loan, 9/28/19                                                 637,820
    497,500          4.25   Par Pharmaceutical, Term B-3 Loan, 3.25%,
                            9/30/19                                                       497,811
    264,282          3.51   Prestige Brands, Inc., Term B-3 Loan, 9/3/21                  264,282
    498,750          4.00   Valeant Pharmaceuticals, Series F-1, 3/11/22                  499,515
                                                                                     ------------
                                                                                     $  2,933,357
                                                                                     ------------
                            Total Pharmaceuticals, Biotechnology
                            & Life Sciences                                          $  2,933,357
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 73

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.3%
                            Other Diversified Financial Services -- 0.3%
    425,000          3.50   Delos Finance SARL, Tranche B Term Loan, 2/27/21         $    425,266
    365,000          3.50   Fly Funding II Sarl, Term Loan, 8/9/18                        363,859
    746,222          4.50   Nord Anglia Education, Initial Term Loan, 3/31/21             743,890
                                                                                     ------------
                                                                                     $  1,533,015
-------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.0%+
    198,000          3.25   SBA Senior Finance II LLC, Incremental Tranche B-1
                            Term Loan, 3/31/21                                       $    196,156
-------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.0%+
    145,159          3.25   LPL Holdings, Inc., 2013 Incremental Tranche B
                            Term Loan, 3/29/19                                       $    144,778
                                                                                     ------------
                            Total Diversified Financials                             $  1,873,949
-------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.1%
                            Mortgage REIT -- 0.0%+
    196,482          3.50   Starwood Property Trust, Inc., Term Loan (First
                            Lien), 4/17/20                                           $    195,664
-------------------------------------------------------------------------------------------------
                            Specialized REIT -- 0.1%
    491,206          3.25   The GEO Group, Inc., Term Loan, 4/3/20                   $    492,127
                                                                                     ------------
                            Total Real Estate                                        $    687,791
-------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.3%
                            Internet Software & Services -- 0.0%+
    288,029          3.75   Vantiv LLC, Term B Loan, 6/12/21                         $    289,019
-------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 0.1%
    198,000          5.75   Evergreen Skills Lux Sarl, Initial Term Loan (First
                            Lien), 4/23/21                                           $    190,204
    155,698          3.94   SunGard Data Systems, Inc., Tranche C Term
                            Loan, 2/28/17                                                 155,872
                                                                                     ------------
                                                                                     $    346,076
-------------------------------------------------------------------------------------------------
                            Application Software -- 0.0%+
    261,457          3.50   Verint Systems, Inc., Tranche B-2 Term Loan (First
                            Lien), 9/6/19                                            $    261,392
-------------------------------------------------------------------------------------------------
                            Home Entertainment Software -- 0.2%
    573,304          3.25   Activision Blizzard, Inc., Term Loan, 7/26/20            $    574,603
    351,941          5.25   Micro Focus International, Term Loan B, 10/7/21               353,010
                                                                                     ------------
                                                                                     $    927,613
                                                                                     ------------
                            Total Software & Services                                $  1,824,100
-------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                            Communications Equipment -- 0.1%
    346,500          3.75   Ciena Corp., Term Loan, 7/15/19                          $    346,717
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Annual Report | 8/31/15

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                            Electronic Equipment Manufacturers -- 0.1%
    470,455          4.75   Zebra Technologies, Term Loan B, 9/30/21                 $    473,649
-------------------------------------------------------------------------------------------------
                            Electronic Components -- 0.0%+
    245,625          3.25   Belden Finance 2013 LP, Initial Term Loan, 9/9/20        $    245,776
                                                                                     ------------
                            Total Technology Hardware & Equipment                    $  1,066,142
-------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.2%
                            Semiconductor Equipment -- 0.1%
    645,133          2.53   Sensata Technologies, Term Loan (First
                            Lien), 10/14/21                                          $    645,332
-------------------------------------------------------------------------------------------------
                            Semiconductors -- 0.1%
    340,102          3.75   Avago Technologies Ltd., Tranche B Term Loan
                            (First Lien), 4/16/21                                    $    340,337
                                                                                     ------------
                            Total Semiconductors & Semiconductor Equipment           $    985,669
-------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.3%
                            Integrated Telecommunication Services -- 0.1%
    374,063          4.00   GCI Holdings, Inc., New Term B Loan, 2/2/22              $    375,933
    225,000          0.00   Level 3 Financing Inc., Term Loan (First
                            Lien), 5/31/22 (e)                                            223,488
    235,662          3.50   Virgin Media Inc., Term Loan (First Lien), 6/30/23            233,558
                                                                                     ------------
                                                                                     $    832,979
-------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.2%
    347,355          3.00   Crown Castle International Corp., Tranche B-2 Term
                            Loan (First Lien), 1/31/21                               $    346,728
    925,000          4.00   Syniverse Holdings, Inc., Tranche B Term
                            Loan, 4/23/19                                                 862,562
                                                                                     ------------
                                                                                     $  1,209,290
                                                                                     ------------
                            Total Telecommunication Services                         $  2,042,269
-------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.5%
                            Electric Utilities -- 0.3%
  1,102,817          4.75   Atlantic Power LP, Term Loan, 2/20/21                    $  1,102,817
    664,854          3.25   Calpine Construction Finance Co. LP, Term B-2
                            Loan, 1/3/22                                                  653,012
                                                                                     ------------
                                                                                     $  1,755,829
-------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy
                            Traders -- 0.2%
    746,164          4.00   Calpine Corp., Term Loan, 9/27/19                        $    746,889
    186,352          3.75   NSG Holdings LLC, New Term Loan, 12/11/19                     185,189
                                                                                     ------------
                                                                                     $    932,078
                                                                                     ------------
                            Total Utilities                                          $  2,687,907
-------------------------------------------------------------------------------------------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $46,974,509)                                       $ 46,567,468
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 75

-------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------

                            TEMPORARY CASH INVESTMENTS -- 0.4%
                            Repurchase Agreements -- 0.3%
  1,500,000                 $1,500,000 RBC Capital Markets LLC, 0.13%, dated
                            8/31/15 plus accrued interest on 9/1/15
                            collateralized by the following:
                            $510,000 Government National Mortgage
                            Association II, 4.0%, 12/20/44
                            $1,960 Federal National Mortgage Association
                            (ARM), 2.298%, 6/1/36
                            $1,018,040 Federal National Mortgage
                            Association, 4.0%, 10/1/43                               $  1,500,000
-------------------------------------------------------------------------------------------------
                            Certificate of Deposit -- 0.1%
    750,000          0.62   Skandinaviska Enskilda Banken AB New York NY,
                            Floating Rate Note, 9/21/15                              $    750,040
-------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $2,252,259)                                        $  2,250,040
-------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 99.6%
                            (Cost $597,375,363) (a)                                  $594,911,123
-------------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- 0.4%                       $  2,498,716
-------------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%                               $597,409,839
=================================================================================================

+          Amount rounds to less than 0.1%.

(Cat Bond) Catastrophe or Event Linked Bond. At August 31, 2015, the value of these securities amounted to $22,059,825, or 3.7% of total net assets. See Notes to Financial Statements -- Note 1G.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2015, the value of these securities amounted to $176,889,077, or 29.6% of total net assets.

REMICS     Real Estate Mortgage Investment Conduits.

REIT       Real Estate Investment Trust.

Strips     Separate trading of Registered interest and principal of securities.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks,
           (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/15

(a) At August 31, 2015, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $598,634,929 was as follows:

             Aggregate gross unrealized appreciation for all investments
               in which there is an excess of value over tax cost                 $ 1,028,396

             Aggregate gross unrealized depreciation for all
               investments in which there is an excess of tax cost over value      (4,752,202)
                                                                                  ------------
             Net unrealized depreciation                                          $(3,723,806)
                                                                                  ============


(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e)        Rate to be determined.

(f) Structured reinsurance investment. At August 31, 2015, the value of these securities amounted to $9,007,392 or 1.5% of total net assets. See Notes to Financial Statements -- Note 1G.

(g)        Consists of Revenue Bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2015 were as follows:

--------------------------------------------------------------------------------
                                                  Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                         $125,510,815      $142,551,240
Other Long-Term Securities                        $195,192,565      $237,802,132

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 77

The following is a summary of the inputs used as of August 31, 2015, in valuing the Fund's assets:

--------------------------------------------------------------------------------------
                                    Level 1  Level 2        Level 3       Total
--------------------------------------------------------------------------------------
Asset Backed Securities             $--      $  88,043,535  $         --  $ 88,043,535
Collateralized Mortgage Obligations  --        210,100,675            --   210,100,675
Corporate Bonds
   Insurance
       Reinsurance                   --         22,059,825     9,007,392    31,067,217
   All Other Corporate Bonds         --        162,707,713            --   162,707,713
U.S. Government
   and Agency Obligations            --         52,421,965            --    52,421,965
Municipal Bonds                      --          1,752,510            --     1,752,510
Senior Floating Rate Loan Interests  --         46,567,468            --    46,567,468
Repurchase Agreement                 --          1,500,000            --     1,500,000
Certificate of Deposit               --            750,040            --       750,040
--------------------------------------------------------------------------------------
Total                                --      $ 585,903,731  $  9,007,392  $594,911,123
======================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                                   Preferred        Corporate
                                                   Stocks           Bonds         Total
---------------------------------------------------------------------------------------------
Balance as of 8/31/14                              $    1,360,659   $ 1,846,491   $ 3,207,150
Realized gain (loss)(1)                                        --           393           393
Change in unrealized appreciation (depreciation)(2)        66,191      (661,760)     (595,569)
Net Purchases                                                  --     8,460,504     8,460,504
Net Sales                                                 (84,180)   (1,980,906)   (2,065,086)
Transfers in and out of Level 3 categories*            (1,342,670)    1,342,670            --
Transfers in and out of Level 3*                               --            --            --
---------------------------------------------------------------------------------------------
Balance as of 8/31/15                              $           --   $ 9,007,392   $ 9,007,392
=============================================================================================


1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of
     investments still held as of 8/31/15                             $(720,844)
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Statement of Assets and Liabilities | 8/31/15

ASSETS:
  Investment in securities (cost $597,375,363)                     $594,911,123
  Cash                                                                2,700,622
  Receivables --
     Investment securities sold                                          34,320
     Fund shares sold                                                 3,649,202
     Interest                                                         1,546,715
  Prepaid expenses                                                       64,231
--------------------------------------------------------------------------------
        Total assets                                               $602,906,213
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                               $  3,291,062
     Fund shares repurchased                                          1,751,570
     Dividends                                                          117,803
     Trustee fees                                                         4,142
  Due to affiliates                                                     151,736
  Accrued expenses                                                      180,061
--------------------------------------------------------------------------------
       Total liabilities                                           $  5,496,374
================================================================================
NET ASSETS:
  Paid-in capital                                                  $611,848,562
  Distributions in excess of net investment income                     (369,143)
  Accumulated net realized loss on investments and foreign
     currency transactions                                          (11,605,340)
  Net unrealized depreciation on investments                         (2,464,240)
--------------------------------------------------------------------------------
        Total net assets                                           $597,409,839
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $205,450,971/21,463,250 shares)                $       9.57
  Class C (based on $98,585,498/10,317,691 shares)                 $       9.55
  Class C2 (based on $3,014,141/315,334 shares)                    $       9.56
  Class K (based on $2,250,863/234,920 shares)                     $       9.58
  Class Y (based on $288,108,366/30,160,721 shares)                $       9.55
MAXIMUM OFFERING PRICE:
  Class A ($9.57 (divided by) 97.5%)                               $       9.82
================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 79

Statement of Operations

For the Year Ended 8/31/15

INVESTMENT INCOME:
   Dividend                                                  $     22,040
   Interest                                                    13,058,389
----------------------------------------------------------------------------------------
         Total investment income                                            $ 13,080,429
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $  2,374,709
  Transfer agent fees and expenses
     Class A                                                       46,150
     Class B*                                                         668
     Class C                                                       15,034
     Class C2                                                          96
     Class Y                                                        4,919
  Distribution fees
     Class A                                                      456,986
     Class B*                                                       1,432
     Class C                                                      480,136
     Class C2                                                      14,866
  Shareholder communications expense                              665,278
  Administrative reimbursements                                   207,378
  Custodian fees                                                  123,129
  Registration fees                                               223,706
  Professional fees                                                80,843
  Printing expense                                                 50,036
  Fees and expenses of nonaffiliated trustees                      26,165
  Pricing expense                                                 128,334
  Miscellaneous                                                   123,151
----------------------------------------------------------------------------------------
     Total expenses                                                         $  5,023,016
----------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                     (521)
----------------------------------------------------------------------------------------
     Net expenses                                                           $  5,022,495
----------------------------------------------------------------------------------------
         Net investment income                                              $  8,057,934
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments                                          $    (26,369)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ (2,943,341)
     Delayed draw on loan commitments                                 374   $ (2,942,967)
----------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments and
     foreign currency transactions                                          $ (2,969,336)
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $  5,088,598
========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                             Year Ended       Year Ended
                                                             8/31/15          8/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $    8,057,934   $   8,769,234
Net realized (loss) on investments                                  (26,369)     (1,435,522)
Change in net unrealized appreciation (depreciation)
  on investments and delayed draw on loan commitments            (2,942,967)      2,526,250
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations   $    5,088,598   $   9,859,962
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.16 and $0.15 per share, respectively)      $   (3,857,225)  $  (3,257,873)
      Class B ($0.01 and $0.05 per share, respectively)*               (556)         (6,419)
      Class C ($0.14 and $0.13 per share, respectively)          (1,385,207)       (889,675)
      Class C2 ($0.14 and $0.13 per share, respectively)            (43,711)        (19,817)
      Class K ($0.15 and $0.00 per share, respectively)**          (232,930)             --
      Class Y ($0.18 and $0.18 per share, respectively)          (6,537,851)     (6,003,722)
--------------------------------------------------------------------------------------------
          Total distributions to shareowners                 $  (12,057,480)  $ (10,177,506)
============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  419,733,984   $ 666,915,157
Reinvestment of distributions                                     8,915,925       6,947,459
Cost of shares repurchased                                     (555,988,307)   (428,882,397)
--------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
          Fund share transactions                            $ (127,338,398)  $ 244,980,219
--------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                 $ (134,307,280)  $ 244,662,675
NET ASSETS:
Beginning of year                                            $  731,717,119   $ 487,054,444
--------------------------------------------------------------------------------------------
End of year                                                  $  597,409,839   $ 731,717,119
--------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                          $     (369,143)  $     (71,340)
============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 81

---------------------------------------------------------------------------------------------
                                Year Ended    Year Ended        Year Ended    Year Ended
                                8/31/15       8/31/15           8/31/14       8/31/14
                                Shares        Amount            Shares        Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                      11,066,821   $  106,653,121     21,183,666   $   204,922,547
Reinvestment of distributions       351,820        3,381,366        274,654         2,656,394
Less shares repurchased         (13,856,286)    (133,254,258)   (15,108,009)     (146,161,170)
---------------------------------------------------------------------------------------------
      Net increase (decrease)    (2,437,645)  $  (23,219,771)     6,350,311   $    61,417,771
=============================================================================================
Class B*
Shares sold or exchanged             21,021   $      202,928         44,815   $       433,141
Reinvestment of distributions            49              470            661             6,388
Less shares repurchased            (101,871)        (982,225)      (104,615)       (1,011,109)
---------------------------------------------------------------------------------------------
      Net decrease                  (80,801)  $     (778,827)       (59,139)  $      (571,580)
=============================================================================================
Class C
Shares sold                       7,678,685   $   73,790,849      9,336,903   $    90,143,249
Reinvestment of distributions       137,191        1,316,403         84,496           816,031
Less shares repurchased          (7,176,391)     (68,890,820)    (5,141,604)      (49,645,708)
---------------------------------------------------------------------------------------------
      Net increase                  639,485   $    6,216,432      4,279,795   $    41,313,572
=============================================================================================
Class C2
Shares sold                         159,743   $    1,536,902        321,827   $     3,109,743
Reinvestment of distributions         2,323           22,293          1,065            10,283
Less shares repurchased            (150,877)      (1,448,428)       (21,438)         (207,027)
---------------------------------------------------------------------------------------------
      Net increase                   11,189   $      110,767        301,454   $     2,912,999
=============================================================================================
Class K**
Shares sold                       4,108,205   $   39,491,240             --   $            --
Reinvestment of distributions            --               --             --                --
Less shares repurchased          (3,873,285)     (37,171,306)            --                --
---------------------------------------------------------------------------------------------
      Net increase                  234,920   $    2,319,934             --   $            --
=============================================================================================
Class Y
Shares sold                      20,606,071   $  198,058,944     38,151,108   $   368,306,477
Reinvestment of distributions       437,435        4,195,393        358,144         3,458,363
Less shares repurchased         (32,749,866)    (314,241,270)   (24,015,756)     (231,857,383)
---------------------------------------------------------------------------------------------
      Net increase (decrease)   (11,706,360)  $ (111,986,933)    14,493,496   $   139,907,457
=============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------
                                                              Year       Year        Year       Year      Year
                                                              Ended      Ended       Ended      Ended     Ended
                                                              8/31/15    8/31/14     8/31/13    8/31/12   8/31/11
------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.66   $    9.66   $   9.72   $  9.64   $   9.75
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.10   $    0.13   $   0.21   $  0.28   $   0.23
   Net realized and unrealized gain (loss) on investments        (0.03)       0.02      (0.04)     0.10      (0.07)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.07   $    0.15   $   0.17   $  0.38   $   0.16
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $  (0.16)  $   (0.15)  $  (0.23)  $ (0.30)  $  (0.27)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.09)  $      --   $  (0.06)  $  0.08   $  (0.11)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.57   $    9.66   $   9.66   $  9.72   $   9.64
==================================================================================================================
Total return*                                                     0.74%       1.58%      1.71%     4.00%      1.69%
Ratio of total expenses to average net assets                     0.82%       0.79%      0.88%     0.90%      0.90%
Ratio of net investment income (loss) to average net assets       1.12%       1.34%      1.95%     2.94%      2.48%
Portfolio turnover rate                                             48%         41%        28%       43%        54%
Net assets, end of period (in thousands)                      $205,451   $ 230,938   $169,587   $55,212   $114,080
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.82%       0.79%      0.98%     1.30%      0.99%
   Net investment income (loss) to average net assets             1.12%       1.34%      1.85%     2.54%      2.39%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 83

------------------------------------------------------------------------------------------------------------------
                                                               Year       Year        Year       Year      Year
                                                               Ended      Ended       Ended      Ended     Ended
                                                               8/31/15    8/31/14     8/31/13    8/31/12   8/31/11
------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.65    $   9.65    $  9.70    $  9.62   $  9.73
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.08    $   0.11    $  0.15    $  0.20   $  0.16
   Net realized and unrealized gain (loss) on investments        (0.04)       0.02      (0.04)      0.10     (0.07)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.04    $   0.13    $  0.11    $  0.30   $  0.09
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.14)   $  (0.13)   $ (0.16)   $ (0.22)  $ (0.20)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.10)   $     --    $ (0.05)   $  0.08   $ (0.11)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.55    $   9.65    $  9.65    $  9.70   $  9.62
==================================================================================================================
Total return*                                                     0.40%       1.31%      1.09%      3.18%     0.93%
Ratio of total expenses to average net assets                     1.06%       1.06%      1.53%      1.71%     1.67%
Ratio of net investment income (loss) to average net assets       0.87%       1.07%      1.39%      2.08%     1.61%
Portfolio turnover rate                                             48%         41%        28%        43%       54%
Net assets, end of period (in thousands)                       $98,585    $ 93,355    $52,072    $24,830   $23,464
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.06%       1.06%      1.54%      1.71%     1.67%
   Net investment income (loss) to average net assets             0.87%       1.07%      1.38%      2.08%     1.61%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------
                                                 Year Ended  Year Ended   8/1/13
                                                 8/31/15     8/31/14      to 8/31/13
------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period             $  9.65     $   9.65     $  9.65
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $  0.08     $   0.13     $  0.02
  Net realized and unrealized gain (loss)
     on investments                                (0.03)        0.00(a)    (0.01)
------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                     $  0.05     $   0.13     $  0.01
------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                          $ (0.14)    $  (0.13)    $ (0.01)
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $ (0.09)    $     --     $    --
------------------------------------------------------------------------------------
Net asset value, end of period                   $  9.56     $   9.65     $  9.65
====================================================================================
Total return*                                       0.51%        1.37%       0.15%
Ratio of total expenses to average net assets       1.04%        1.05%       1.01%**
Ratio of net investment income (loss) to
  average net assets                                0.90%        1.13%       2.07%**
Portfolio turnover rate                               48%          41%         28%**
Net assets, end of period (in thousands)         $ 3,014     $  2,934     $    26
====================================================================================

(a)  Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 85

--------------------------------------------------------------------------------
                                                                 12/1/14 to
                                                                 8/31/15
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                             $  9.65
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $ (0.18)
  Net realized and unrealized gain (loss) on investments            0.26
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.08
--------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                          $ (0.15)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.07)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.58
================================================================================
Total return*                                                       0.84%***
Ratio of total expenses to average net assets                       0.50%**
Ratio of net investment income (loss) to average net assets         1.26%**
Portfolio turnover rate                                               48%
Net assets, end of period (in thousands)                         $ 2,251
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Short Term Income Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------------------------------
                                                             Year       Year        Year       Year       Year
                                                             Ended      Ended       Ended      Ended      Ended
                                                             8/31/15    8/31/14     8/31/13    8/31/12    8/31/11
------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.64   $    9.64   $   9.70   $   9.63   $   9.74
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.11   $    0.16   $   0.24   $   0.31   $   0.27
   Net realized and unrealized gain (loss) on investments       (0.02)       0.02      (0.04)      0.09      (0.07)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.09   $    0.18   $   0.20   $   0.40   $   0.20
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.18)  $   (0.18)  $  (0.26)  $  (0.33)  $  (0.31)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.09)  $      --   $  (0.06)  $   0.07   $  (0.11)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.55   $    9.64   $   9.64   $   9.70   $   9.63
==================================================================================================================
Total return*                                                    0.97%       1.84%      2.03%      4.24%      2.06%
Ratio of total expenses to average net assets                    0.60%       0.57%      0.59%      0.61%      0.54%
Ratio of net investment income (loss) to average net assets      1.33%       1.57%      2.34%      3.18%      2.78%
Portfolio turnover rate                                            48%         41%        28%        43%        54%
Net assets, end of period (in thousands)                     $288,108   $ 403,710   $264,018   $132,645   $119,377
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 87

Notes to Financial Statements | 8/31/15

1.   Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class K shares commenced operations on December 1, 2014. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/15

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Cash may include overnight time deposits at approved financial institutions.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 89

     At August 31, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2015, the Fund did not accrue any interest or penalties related

90 Pioneer Short Term Income Fund | Annual Report | 8/31/15 to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2015, the Fund reclassified $2,520,831 to decrease paid in capital, $3,701,743 to decrease Distributions in excess of net investment income, and $1,180,912 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2015, the Fund was permitted to carry forward indefinitely $3,479,452 of short-term losses and $4,187,378 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2015, the Fund had a net capital loss carryforward of $3,284,557 of which the following amounts will expire between 2016 and 2019 if not utilized: $667,204 in 2016, $566,527 in 2017,
     $1,062,928 in 2018 and $987,898 in 2019. Included in this amount is $667,204 of capital losses which resulted from the reorganization with Regions Morgan Keegan Select Limited Maturity Fixed Income Fund on May 15, 2009 and may be subject to limitations imposed by the Internal Revenue Code. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

     The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                      2015                  2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                           $12,057,480           $10,177,506
     ---------------------------------------------------------------------------
          Total                                $12,057,480           $10,177,506
     ===========================================================================

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 91

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $     354,273
     Capital loss carryforward                                      (10,951,387)
     Current year dividend payable                                      (117,803)
     Unrealized depreciation                                          (3,723,806)
     ---------------------------------------------------------------------------
          Total                                                    $ (14,438,723)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the market to market of forward and futures contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $14,902 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2015.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2, and Class K shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

92 Pioneer Short Term Income Fund | Annual Report | 8/31/15

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 93

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.15% and 1.15% of the average daily net assets attributable to Class A, Class C, and Class C2 shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2015 are reflected on the Statement of Operations. These expense limitations expired on January 1, 2015 for Class A, Class C, and Class C2 shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,370 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2015.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

94 Pioneer Short Term Income Fund | Annual Report | 8/31/15

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $245,500
Class B                                                                      340
Class C                                                                   52,400
Class C2                                                                   1,237
Class Y                                                                  365,801
--------------------------------------------------------------------------------
  Total                                                                 $665,278
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $117,319 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2015.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,047 in distribution fees payable to PFD at August 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class C shares. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2015, CDSCs in the amount of $10,560 were paid to PFD.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 95

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2015, the Fund's expenses were not reduced under such arrangements.

6.   Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

96 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the "Fund"), including the schedule of investments, as of August 31, 2015, and the related statement of operations for year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund as of August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Diloitte & Touch LLP

Boston, Massachusetts
October 28, 2015

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 97

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 82.32%.

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

98 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/15 99

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2006.             Private investor (2004-2008 and             Director, Broadridge
Chairman of the Board         Serves until a successor        2013-present); Chairman (2008-2013) and     Financial Solutions, Inc.
and Trustee                   trustee is elected or earlier   Chief Executive Officer (2008-2012),        (investor communications
                              retirement or removal.          Quadriserv, Inc. (technology products for   and securities processing
                                                              securities lending industry); and Senior    provider for financial
                                                              Executive Vice President, The Bank of New   services industry) (2009-
                                                              York (financial and securities services)    present); Director,
                                                              (1986-2004)                                 Quadriserv, Inc.
                                                                                                          (2005-2013); and
                                                                                                          Commissioner, New Jersey
                                                                                                          State Civil Service
                                                                                                          Commission (2011-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005.             Managing Partner, Federal City Capital      Director of New York
Trustee                       Serves until a successor        Advisors (corporate advisory services       Mortgage Trust
                              trustee is elected or earlier   company) (1997-2004 and 2008-present);      (publicly-traded mortgage
                              retirement or removal.          Interim Chief Executive Officer, Oxford     REIT) (2004-2009,
                                                              Analytica, Inc. (privately-held research    2012-present); Director
                                                              and consulting company) (2010); Executive   of The Swiss Helvetia
                                                              Vice President and Chief Financial          Fund, Inc. (closed-end
                                                              Officer, I-trax, Inc. (publicly traded      fund) (2010-present);
                                                              health care services company)               Director of Oxford
                                                              (2004-2007); and Executive Vice President   Analytica, Inc.
                                                              and Chief Financial Officer, Pedestal       (2008-present); and
                                                              Inc. (internet-based mortgage trading       Director of Enterprise
                                                              company) (2000-2002); Private consultant    Community Investment,
                                                              (1995-1997), Managing Director, Lehman      Inc. (privately-held
                                                              Brothers (investment banking firm)          affordable housing
                                                              (1992-1995); and Executive, The World       finance company)
                                                              Bank (1979-1992)                            (1985-2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.             William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Serves until a successor        Political Economy, Harvard University       Institutional Funds
                              trustee is elected or earlier   (1972-present)                              Investment Trust and
                              retirement or removal.                                                      Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

100 Pioneer Short Term Income Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2004.             Founding Director, Vice President and       None
Trustee                       Serves until a successor        Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier   Inc. (consulting firm) (1982-present);
                              retirement or removal.          Desautels Faculty of Management, McGill
                                                              University (1999-present); and Manager of
                                                              Research Operations and Organizational
                                                              Learning, Xerox PARC, Xerox's advance
                                                              research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2004.             President and Chief Executive Officer,      Director of New America
Trustee                       Serves until a successor        Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                              trustee is elected or earlier   (investment banking firm) (1981-present)    (closed-end investment
                              retirement or removal.                                                      company) (2004-present);
                                                                                                          and Member, Board of
                                                                                                          Governors, Investment
                                                                                                          Company Institute
                                                                                                          (2000-2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.             Consultant (investment company services)    None
Trustee                       Serves until a successor        (2012-present); Executive Vice President,
                              trustee is elected or earlier   BNY Mellon (financial and investment
                              retirement or removal.          company services) (1969-2012); Director,
                                                              BNY International Financing Corp.
                                                              (financial services) (2002-2012); and
                                                              Director, Mellon Overseas Investment
                                                              Corp. (financial services) (2009-2012)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/15 101

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.             Director and Executive Vice President       None
Trustee                       Serves until a successor        (since 2008) and Chief Investment
                              trustee is elected or earlier   Officer, U.S. (since 2010) of PIM-USA;
                              retirement or removal.          Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); and Portfolio Manager
                                                              of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

102 Pioneer Short Term Income Fund | Annual Report | 8/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds   None
Advisory Trustee                                              (healthcare workers union pension funds)
                                                              (2001-present); Vice
                                                              President-International Investments
                                                              Group, American International Group, Inc.
                                                              (insurance company) (1993-2001); Vice
                                                              President Corporate Finance and Treasury
                                                              Group, Citibank, N.A.(1980-1986 and 1990-
                                                              1993); Vice President-Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corporation (government-sponsored issuer
                                                              of debt securities) (1988-1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987-1988); and
                                                              Mortgage Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986-1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/15 103

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves at the       Chair, Director, CEO and President of       None
President and                 discretion of the Board.        Pioneer Investment Management-USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010-2013); and
                                                              Director of Institutional Business, CEO
                                                              of International, Eaton Vance Management
                                                              (2005-2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2004. Serves at the       Vice President and Associate General        None
Secretary and Chief           discretion of the Board.        Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010;
                                                              and Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves at the       Fund Governance Director of Pioneer since   None
Assistant Secretary           discretion of the Board.        December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager-Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and
                                                              Senior Paralegal of Pioneer from January
                                                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves at the       Senior Counsel of Pioneer since May 2013    None
Assistant Secretary           discretion of the Board.        and Assistant Secretary of all the
                                                              Pioneer Funds since June 2010; and
                                                              Counsel of Pioneer from June 2007 to May
                                                              2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves at the       Vice President-Fund Treasury of Pioneer;    None
Treasurer and Chief           discretion of the Board.        Treasurer of all of the Pioneer Funds
Financial                                                     since March 2008; Deputy Treasurer of
and Accounting Officer                                        Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------

104 Pioneer Short Term Income Fund | Annual Report | 8/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held With the Fund   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2004. Serves at the       Director-Fund Treasury of Pioneer; and      None
Assistant Treasurer           discretion of the Board.        Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2004. Serves at the       Fund Accounting Manager-Fund Treasury of    None
Assistant Treasurer           discretion of the Board.        Pioneer; and Assistant Treasurer of all
                                                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves at the       Fund Administration Manager-Fund Treasury   None
Assistant Treasurer           discretion of the Board.        of Pioneer since November 2008; Assistant
                                                              Treasurer of all of the Pioneer Funds
                                                              since January 2009; and Client Service
                                                              Manager-Institutional Investor Services
                                                              at State Street Bank from March 2003 to
                                                              March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves at the       Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer      discretion of the Board.        of all the Pioneer Funds since March
                                                              2010; Chief Compliance Officer of Pioneer
                                                              Institutional Asset Management, Inc.
                                                              since January 2012; Chief Compliance
                                                              Officer of Vanderbilt Capital Advisors,
                                                              LLC since July 2012: Director of Adviser
                                                              and Portfolio Compliance at Pioneer since
                                                              October 2005; and Senior Compliance
                                                              Officer for Columbia Management Advisers,
                                                              Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2006. Serves at the       Director-Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.        Pioneer and Anti-Money Laundering Officer
Officer                                                       of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/15 105

                           This page for your notes.

106 Pioneer Short Term Income Fund | Annual Report | 8/31/15

                           This page for your notes.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/15 107

                           This page for your notes.

108 Pioneer Short Term Income Fund | Annual Report | 8/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19427-09-1015

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $45,071 payable to Deloitte & Touche LLP for the year ended
August 31, 2015 and $40, 329 for the year ended August 31, 2014.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $7,100
payable to Deloitte & Touche LLP for the year ended
August 31, 2015 and $7,100 for the year ended August 31, 2014.



(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,100 payable to Deloitte & Touche LLP for the year ended
August 31, 2015 and $7,100  for the year ended August 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2015

* Print the name and title of each signing officer under his or her signature.